UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	June 30, 2010

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2010

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Fund Performance	13

Expense Example	15

Investment Advisory Agreement Approval	19

Portfolios of Investments:

Money Market	23

Limited Duration	25

Income Plus	35

Global Infrastructure	50

European Equity	54

Capital Opportunities	59

Aggressive Equity	62

Strategist	65

Financial Statements:

Statements of Assets and Liabilities	84

Statements of Operations	86

Statements of Changes in Net Assets	88

Notes to Financial Statements	96

Financial Highlights	128

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010

Dear Shareholder,

The first half of 2010 was marked by slowing recovery in the economy and turbulence in the financial markets. Recent gross domestic product (GDP) data showed that the U.S. economy continued to expand in the first quarter of the year, albeit at a slower pace than the last quarter of 2009, and many of the characteristics of recovery remained in evidence. For example, industrial production, capacity utilization and purchasing manager surveys all pointed to sustained levels of global GDP growth. That said, investors remained concerned about the economy's future path. The government's fiscal stimulus packages did help to stabilize the housing market and consumer spending, but fears persisted about the potential impact on the economy as these programs are phased out. Furthermore, the labor market remained weak in spite of modest improvements in the latter months of the period.

After a relatively calm first quarter, financial markets turned choppy in the second quarter as investors focused on the unfolding sovereign debt crisis in Europe and weaker-than-expected economic data, particularly employment in the U.S. In emerging markets, central banks stepped up the movement toward the normalization of monetary policy. China's central bank announced a more flexible exchange rate policy while Chile's central bank surprised observers with a larger-than-expected 50 basis point increase in that country's key policy rate.

Domestic Equity Overview

Over the six-month review period, the U.S. equity market reversed course from the rally that had begun in March of 2009 to finish the period with a return of – 6.66%, as measured by the S&P 500® Index. Volatility returned to the markets, especially in the second quarter of 2010, as investor confidence in the global economic recovery fell. After several consecutive quarters of improving economic data in the U.S., employment and housing reports began to disappoint expectations, fueling concerns about the potential for a double-dip recession in the U.S. even as investors became increasingly concerned about markets elsewhere.

Both growth and value stocks lost ground during the period (as measured by the Russell 1000® Growth and Value Indexes, respectively), though overall small capitalization companies outperformed larger-caps (as measured by the Russell 2000® and S&P 500® Indexes, respectively). All sectors of the S&P 500® Index declined for the six month period, but performance varied widely. The industrial sector lost the least value, followed by the consumer discretionary and consumer staples sectors. The materials sector was the worst performer, followed closely by the energy sector, which suffered amidst the ongoing oil spill in the Gulf of Mexico.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

Fixed Income Overview

As with equities, the first quarter of 2010 was overall a good period for fixed income assets, which were supported by a positive macroeconomic backdrop of benign economic data and supportive monetary policy. However, bond markets became more volatile in the second quarter on mounting fiscal and political concerns. Against this backdrop, government bonds continued to be regarded as "safe haven" assets, leading U.S. Treasury yields to decline across the yield curve. With regard to agency debt, yield spreads (a measure of the compensation demanded by investors to assume credit risk) were relatively unchanged on intermediate maturities but widened somewhat on long maturities.

In other major bond market sectors, yield spreads on agency mortgage-backed securities (MBS) widened by approximately 10 basis points over the course of the period. For the period, 15-year mortgages outperformed 30-year mortgages and higher coupons outperformed lower coupons. Corporate credit spreads also widened during the period as credit concerns returned, leading high yield to underperform investment grade credit (as measured by the Barclays Capital U.S. Corporate High Yield – 2% Issuer Cap Index and Barclays Capital Corporate Bond Index, respectively). The best performing sectors in the investment grade market were real estate investment trusts (REITs), brokers and technology, while the worst performers were energy, communications and banking.

The money markets continued to gain stability from the expansion of the Federal Reserve's balance sheet. However, notable announcements by the Federal Reserve and Treasury beginning in February indicated that the extraordinary liquidity measures provided by emergency government actions were coming to an end and efforts to begin draining excess reserves from the banking system would soon be underway. Also in February, the Securities Exchange Commission (SEC) published its final Money Market Fund Reform rules, which became effective in May.

International Equity Overview

International equity markets were increasingly volatile during the period as investors digested a spate of political and fiscal troubles in developed markets. In early 2010, sovereign debt woes in Greece reached a boiling point, leading to fears that similarly indebted countries elsewhere in Europe could create even greater danger for the global financial system. Germany ultimately led the rest of Europe to create a bailout fund, helping assuage investors' immediate concerns, but long-term worries remained. Equity markets in Asia also struggled in the wake of China's decision to enact mildly restrictive measures to cool its economy's heated growth (particularly in the property sector), triggering concerns about the potential for a slowdown

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

in Chinese demand. Against this backdrop, international developed markets, as represented by the Morgan Stanley Capital International (MSCI) EAFE Index, finished the period with a double-digit decline.

Emerging markets as a whole also lost ground during the period, though performance varied by region and by country. Peripheral European markets were hit hard by concerns over fiscal viability on the Continent, with Hungary and Poland performing especially poorly. Performance was more mixed in Asia, with China's economic policy and steep market losses continuing to dominate headlines in the region. Latin American shares also generally declined, though as in Asia, performance was widely dispersed by country. The two best-performing emerging markets for the six-month period ended June 30, 2010 were Colombia and Indonesia.

Aggressive Equity Portfolio

For the six-month period ended June 30, 2010, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of – 8.13%, underperforming the Russell 3000® Growth Index (the "Index"),1 which returned – 7.25%. For the same period, the Portfolio's Class Y shares returned – 8.22%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in materials and processing had the largest negative effect on relative performance for the period. The sole position in the sector was in the fertilizer industry. Both stock selection and a sector overweight in financial services hampered returns. Within the sector, financial data and systems was the leading detracting industry. In the health care sector, stock selection in health care services also detracted.

Although the Portfolio underperformed the Index, there were areas that contributed to relative performance. Stock selection in technology had the largest positive effect, with the leading contributor in the computer services software and systems industry. Stock selection in producer durables was also positive, especially in the commercial services industry, although an underweight to the sector did detract. The Portfolio's lack of exposure to the utilities industry was also advantageous.

1  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Capital Opportunities Portfolio

For the six-month period ended June 30, 2010, Variable Investment Series – Capital Opportunities Portfolio Class X shares produced a total return of – 7.51%, underperforming the Russell 3000® Growth Index (the "Index"),2 which returned – 7.25%. For the same period, the Portfolio's Class Y shares returned – 7.63%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in materials and processing had the largest negative effect on relative performance for the period. The sole position in the sector was in the fertilizer industry. Both stock selection and a sector overweight in financial services were disadvantageous to returns, particularly the Portfolio's exposure to the financial data and systems industry. Stock selection in health care services also hindered relative performance.

Although the Portfolio underperformed the Index, there were areas that positively contributed to relative performance. Stock selection in technology had the largest positive effect. Within the sector, the largest contributor was in the consumer software and service industry group. Stock selection in producer durables also supported returns, especially in the commercial services industry, although an underweight to the sector did detract. The Portfolio's lack of exposure to the utilities industry was also advantageous.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the six-month period ended June 30, 2010, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of – 17.16%, underperforming the MSCI Europe Index (the

2  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

3  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

"Index"),3 which returned – 16.72%. For the same period, the Portfolio's Class Y shares returned – 17.27%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Key detractors from relative returns included stock selection in France and the United Kingdom, stock selection and an overweight allocation to Greece, and an underweight allocation to Denmark. Stock selection in financials, materials and health care also hindered relative returns. Positive contributors to relative returns included stock selection in Germany, stock selection and an overweight in Switzerland, stock selection and an underweight allocation to Italy, and an underweight allocation to Spain. Stock selection in industrials, consumer staples and telecommunications also supported relative returns, as did an underweight allocation to utilities.

European banks remain under pressure from the market due to the ongoing concerns over their lending exposure to struggling regional governments. We believe that the upcoming stress tests of over 91 European banks should help to draw a line in the sand between solid, well-capitalized banks and more fragile and weaker names. In this sector, the Portfolio is invested in what we believe are more solid names, many of which are pricing in worst-case scenarios in spite of their financial strength, as the market has differentiated little between banks so far.

The outlook for the European economy has improved, and global economic data, including in Europe, is rebounding from its lows and remains supportive, in our view. We expect that the European economy should be a major beneficiary of a global recovery, with its high exposure to emerging markets and exports boosted by a weak currency. We see recent weakness in the market as an opportunity to selectively add stocks to the Portfolio, as European valuations are cheap compared to historical levels. Current equity valuations are now pricing a low-growth scenario for Europe, which we believe seems to be the most likely scenario for the next few years. Nevertheless, we believe that European equities are well positioned to be a positive surprise for 2010. Our investment approach remains the same. We continue to seek high quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

Global Infrastructure Portfolio

For the six-month period ended June 30, 2010, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of – 12.15%, underperforming the Dow Jones Brookfield Global Infrastructure Index (the "Index"),4 which returned – 7.45%, and the S&P Global BMI Index5 which returned – 8.26%, and outperforming the S&P 500® Utilities Index/S&P Global Infrastructure Index,6 which returned – 13.05%. For the same period, the Portfolio's Class Y shares returned – 12.10%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Portfolio performance over this time-period reflects a number of changes coincident with our assumption of portfolio management responsibilities at the end of March 2010, the two most important being (1) a change in the Portfolio's sector benchmark to the Dow Jones Brookfield Global Infrastructure Index and (2) a shift in Portfolio holdings to reflect our fundamental, value-driven investment strategy. Holdings in the Portfolio now generally reflect companies with "core" infrastructure characteristics such as asset ownership/control, high barriers to entry, and cash flow stability. Furthermore, companies with exposure to commodity price fluctuations have been significantly reduced. While these changes have had some marginal negative impact on short-term performance, we anticipate the changes in Portfolio strategy and company constituents will provide investors with a more attractive risk/return profile over the long-run.

We are committed to our core investment philosophy as an infrastructure value investor. This results in the ownership of stocks which we believe provide infrastructure exposure at the best valuation relative to their

4  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. It is not possible to invest directly in an index. The Portfolio's secondary benchmark was changed in March 2010 from the S&P 500 Utilities Index/S&P Global Infrastructure Index to the Dow Jones Brookfield Global Infrastructure Index to more accurately reflect the Portfolio's investable universe.

5  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 10,000 index members representing 25 developed and 21 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

6  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Portfolio's inception to and including November 5, 2008 (the date the Portfolio completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

underlying assets and growth prospects. Our research led us to an overweighting in the Portfolio to the communications, toll roads, and diversified sectors and an underweighting to companies in the European regulated utilities, transmission and distribution, ports and water sectors. The Portfolio's overweight position in communications reflected our belief that certain companies within the sector were trading at meaningful discounts to intrinsic value and possessed good growth prospects not dependent on a strong global macroeconomic recovery. For the toll road and diversified sectors, the Portfolio's overweight positions, in large part, reflected investments in companies domiciled in southern Europe, but with much more diversified geographic operating exposure. These companies were trading at what we believed to be significant discounts to intrinsic value that were unjustified given the companies' cash flow characteristics and ability to withstand long periods of capital markets instability, such as what was experienced in Europe through the first half of 2010.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2010, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 4.52%, underperforming the Barclays Capital U.S. Corporate Index (the "Index"),7 which returned 5.79%. For the same period, the Portfolio's Class Y shares returned 4.35%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio maintained an underweight to more defensive sectors within the corporate credit market, namely aerospace and defense, health care and utilities. This positioning detracted from relative performance as recent corporate spread widening was more pronounced in economically sensitive sectors, where the Portfolio held more overweight positions. Additionally, macroeconomic concerns drove bank spreads wider from period lows in April, reducing performance of the Portfolio's overweight in banks. However, the Portfolio's overweight in REITs supported relative returns, as did its underweight in industrial credits.

7  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

Overall, within the corporate credit market, we continued to focus on senior securities with intermediate maturities, and those issued by companies where we believe continued improvement in credit fundamentals will lead to spread tightening.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2010, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 1.30%, underperforming the Barclays Capital U.S. Credit Index (1-5 Year) (the "Index"),8 which returned 3.20%. For the same period, the Portfolio's Class Y shares returned 1.29%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Overall, within the corporate credit market, we continued to focus on relatively senior securities with intermediate maturities, and on issues of companies whose creditworthiness in our view would not be materially hurt by a cyclical decline in earnings. At the sector level, the Portfolio maintained an underweight to more defensive sectors, namely aerospace and defense, health care and utilities. This positioning detracted from relative performance as these sectors outperformed other sectors of the credit market. However, the Portfolio was slightly underweight corporate credit relative to the Index, which was additive to performance. The underweight was due to an allocation to asset-backed securities (or ABS, a sector not represented in the Index), which was also advantageous as ABS outperformed corporate credit for the period.

The Portfolio maintained a lower duration (or interest rate sensitivity) than that of the Index. This positioning hindered relative performance as it kept the Portfolio from more fully participating in the rally in Treasury prices as yields declined.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

8  The Barclays Capital U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2010, the Money Market Portfolio had net assets of more than $140 million with an average portfolio maturity of 17 days. For the seven-day period ended June 30, 2010, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.34% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.34% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.33% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2010, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2010, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.59% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.59% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.58% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2010, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting period, we continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a short weighted average maturity to guard against the uncertainty caused by volatility in the financial markets. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very high liquidity, and as in the past, we adhered to a conservative approach. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

Strategist Portfolio

For the six-month period ended June 30, 2010, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of – 4.31%, outperforming the S&P 500® Index (the "Index"),9 which returned – 6.66%, and underperforming the Barclays Capital U.S. Government/Credit Index,10 which returned 5.49%. For the same period, the Portfolio's Class Y shares returned – 4.40%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which individual sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

The Portfolio's target allocation shifted slightly during the six-month period under review, as the management team reduced cash reserves and raised the Portfolio's exposure to equities. As of June 30, 2010, 62.0% of total net assets were allocated to equities (a slightly higher weight than an average balanced fund's 60.0%), 22.4% of total net assets were allocated to fixed income instruments (a significantly lower allocation than an average balanced fund's 35.0% weighting), and the remaining 15.6% of assets were allocated to cash equivalents (higher than an average balanced fund's 10.0% exposure).

The first half of 2010 continued to exhibit many of the characteristics of recovery that began during the latter half of 2009. For example, industrial production, capacity utilization and purchasing manager surveys all pointed to sustained levels of global GDP growth. For the developed nations (primarily the U.S., the

9  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

10  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

United Kingdom, Europe and Japan), the recovery looked rather "typical" of post-World War II cycles, as the massive inventory depletion during the recession led to product restocking and restarting of idle capacity. Also typical, deflation took hold as idle capacity was absorbed before new capacity investments could be made. This issue appeared most acute in the U.S. labor market, where sidelined workers found few new job opportunities as companies first sought to leverage existing employees prior to taking on new, permanent costs.

In the emerging market economies, growth rates fell in 2008 and early 2009, but generally remained positive. In most cases, traditional monetary and stimulative policies reignited growth in late 2009 and 2010 to date, as China, India, greater Asia and Latin America all resumed pre-crisis expansions. As the first half of 2010 came to an end, many of these regions were raising interest rates in an attempt to control rising inflation, a by-product of this rapid growth.

During the period under review, we increased cyclical sector exposures in both the equity and fixed income portions of the Portfolio. Within the equity portfolio, allocations to the industrial and basic materials sectors increased, while allocations to information technology, financials, consumer discretionary and telecommunications were reduced. A long-standing bias toward large capitalization, higher quality companies continued, as did the Portfolio's tilt toward U.S. exposures. Two international, tactical investments were made during the period, both via exchange-traded funds (ETFs), in Russian equities and the euro.

The fixed income component of the Portfolio shifted during the period under review as well, as cash positions were reduced moderately in order to fund purchases in municipal securities and agency debt. As of June 30, 2010, the Portfolio's cash exposure had been reduced from approximately 5.0% of fixed income assets to roughly 2.0%. Exposures to municipal credits rose from approximately 0.1% of fixed income assets to 1.1%, while agency exposure increased from 15.6% of fixed income assets to 16.0%.

At period-end, U.S. government-issued securities represented approximately 40.0% of overall fixed income assets, while corporate credits represented approximately 41.0% of the total. The balance of the Portfolio was distributed among various asset-backed securities.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2010 continued

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Randy Takian
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2010

Average Annual Total Returns—Period Ended June 30, 2010(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Aggressive Equity	18.86%	4.38%	-0.53%	3.25%	5/4/1999
Capital Opportunities	20.09	4.04	-1.03	10.30	3/9/1984
European Equity	4.02	0.37	-1.20	7.89	3/1/1991
Global Infrastructure	3.19	0.91	-0.30	6.49	3/1/1990
Income Plus	16.26	5.52	6.73	7.32	3/1/1987
Limited Duration	3.68	-0.25	1.73	1.90	5/4/1999
Money Market	0.01	2.72	2.46	4.60	3/9/1984
Strategist	8.36	3.04	2.98	7.84	3/1/1987

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2010

Average Annual Total Returns—Period Ended June 30, 2010(1)
Class Y	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Aggressive Equity	18.59%	4.12%	-0.77%	-0.53%	6/5/2000
Capital Opportunities	19.78	3.79	-1.27	-1.04	6/5/2000
European Equity	3.75	0.12	-1.45	-1.67	6/5/2000
Global Infrastructure	3.05	0.67	-0.54	-0.63	6/5/2000
Income Plus	15.88	5.24	6.46	6.50	6/5/2000
Limited Duration	3.55	-0.48	1.49	1.53	6/5/2000
Money Market	0.01	2.54	2.24	2.27	6/5/2000
Strategist	8.12	2.78	2.73	2.63	6/5/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2010

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/10 – 06/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5%per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2010 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.65	$1.15
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.65	$1.15

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.23% and 0.23% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (1.30% return)	$1,000.00	$1,013.00	$2.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.22	$2.61
Class Y
Actual (1.29% return)	$1,000.00	$1,012.90	$3.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.98	$3.86

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.52% and 0.77% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.53% and 0.78% for Class X and Class Y shares, respectively.

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (4.52% return)	$1,000.00	$1,045.20	$2.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.92	$2.91
Class Y
Actual (4.35% return)	$1,000.00	$1,043.50	$4.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.68	$4.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2010 continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (-12.15% return)	$1,000.00	$878.50	$4.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56
Class Y
Actual (-12.10% return)	$1,000.00	$879.00	$5.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.04	$5.81

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.91% and 1.16% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (-17.16% return)	$1,000.00	$828.40	$4.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class Y
Actual (-17.27% return)	$1,000.00	$827.30	$5.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.13% and 1.38% for Class X and Class Y shares, respectively.

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (-7.51% return)	$1,000.00	$924.90	$2.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.92	$2.91
Class Y
Actual (-7.63% return)	$1,000.00	$923.70	$3.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.68	$4.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2010 continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (-8.13% return)	$1,000.00	$918.70	$5.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.59	$5.26
Class Y
Actual (-8.22% return)	$1,000.00	$917.80	$6.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.51

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.05% and 1.30% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Class X
Actual (-4.31% return)	$1,000.00	$956.90	$2.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.97	$2.86
Class Y
Actual (-4.40% return)	$1,000.00	$956.00	$3.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.73	$4.11

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.57% and 0.82% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2010

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Limited Duration and Money Market Portfolios was below the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Aggressive Equity, Capital Opportunities and Income Plus Portfolios was better than the peer group averages for the one-, three- and five-year periods.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2010 continued

The Board noted that the performance of the Global Infrastructure Portfolio was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period.

The Board noted that the performance of the European Equity Portfolio was better than its peer group average for the three-year period but below its peer group average for the one- and five-year periods.

The Board noted that the performance of the Strategist Portfolio was better than its peer group average for the one- and five-year periods but below its peer group average for the three-year period.

Performance Conclusions

With respect to the European Equity, Limited Duration and Money Market Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Aggressive Equity, Capital Opportunities, Global Infrastructure, Income Plus and Strategist Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds advised by the Adviser and compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fee and total expense ratio for the Aggressive Equity Portfolio were higher than its peer group average.

The Board noted that the management fees and total expense ratios for the Capital Opportunities, European Equity, Income Plus, Limited Duration and Strategist Portfolios were lower than the peer group averages.

The Board noted for the Money Market Portfolio that while the management fee was higher than its peer group average, the total expense ratio was lower than its peer group average.

The Board noted for the Global Infrastructure Portfolio that while the management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average.

Fee and Expense Conclusions

With respect to the Money Market Portfolio, after discussion, the Board concluded that (i) the management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided, and (ii) the total expense ratio was competitive with its peer group average.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2010 continued

With respect to Capital Opportunities, European Equity, Global Infrastructure, Income Plus, Limited Duration and Strategist Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

With respect to the Aggressive Equity Portfolio, after discussion, the Board concluded that the the management fee and total expense ratio were acceptable given the quality and nature of services provided.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Limited Duration, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2010 continued

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2010 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (40.6%)
$15,000	Bank of America Securities (dated 06/30/10; proceeds $15,000,004; fully collateralized by Federal Home Loan Mortgage Corp. 4.88% due 06/13/18; Federal National Mortgage Assoc. 0.00% due 03/23/17 - 03/02/40; Federal Home Loan Bank 0.58% - 1.88% due 06/10/11 - 06/21/13; valued at $15,300,171)	0.01%	07/01/10	$15,000,000
21,831	Barclays Capital LLC (dated 06/30/10; proceeds $21,831,012; fully collateralized by Government National Mortgage Assoc. 3.00% - 5.00% due 12/20/38 - 03/20/40; valued at $22,485,931)	0.02	07/01/10	21,831,000
20,000	BNP Paribas Securities (dated 06/30/10; proceeds $20,000,017; fully collateralized by Federal Home Loan Mortgage Corp. 2.61% due 10/01/36; Federal National Mortgage Assoc. 3.99% due 09/01/39; valued at $20,600,000)	0.03	07/01/10	20,000,000
	Total Repurchase Agreements (Cost $56,831,000)			56,831,000
	Commercial Paper (30.3%)
	International Banks
5,000	Atlantis One Funding (a)	0.35	07/15/10	4,999,319
5,000	Bank of Nova Scotia	0.14	07/02/10	4,999,981
6,500	BPCE SA (a)	0.52 - 0.60	09/13/10 - 10/18/10	6,490,609
5,000	Credit Agricole CIB N.A.	0.04	07/01/10	5,000,000
5,000	European Investment Bank	0.18	07/01/10	5,000,000
6,000	Lloyds TSB Bank PLC	0.17	07/02/10	5,999,972
5,000	NRW Bank	0.34	07/16/10	4,999,297
5,000	UBS Finance (Delaware) LLC	0.48	08/10/10	4,997,333
	Total Commercial Paper (Cost $42,486,511)			42,486,511

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Floating Rate Notes (18.6%)
	International Banks (12.2%)
$6,000	Barclays Bank PLC	0.47 - 0.51	(b) %	07/08/10 - 07/15/10(c)	$6,000,000
6,000	BNP Paribas	0.54	(b)	09/23/10(c)	6,000,000
5,000	Societe Generale	1.05	(b)	08/05/10(c)	5,000,000
					17,000,000
	U.S. Government Agency (6.4%)
9,000	Federal Home Loan Bank	0.24	(b)	08/08/10(c)	8,998,627
	Total Floating Rate Notes (Cost $25,998,627)				25,998,627
	Certificates of Deposit (11.4%)
	International Banks
6,000	Credit Industriel et Commercial	0.32		07/01/10	6,000,000
5,000	Royal Bank of Scotland PLC	0.39		08/02/10	5,000,000
5,000	Skandinaviska Enskilda Banken AB	0.40		07/06/10	5,000,000
	Total Certificates of Deposit (Cost $16,000,000)				16,000,000
	Total Investments (Cost $141,316,138) (d)			100.9%	141,316,138
	Liabilities in Excess of Other Assets			(0.9)	(1,271,983)
	Net Assets			100.0%	$140,044,155

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at June 30, 2010.

  (c)  Date of next interest rate reset.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	74%
31 - 60 Days	17
61 - 90 Days	6
91 - 120 Days	3
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (58.8%)
	Aerospace/Defense (0.6%)
$400	BAE Systems Holdings, Inc. (144A) (a)	4.75%	08/15/10	$401,553
	Agricultural Chemicals (0.5%)
350	Potash Corp. of Saskatchewan, Inc. (Canada)	5.25	05/15/14	386,403
	Agricultural Operations (0.4%)
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	274,858
	Auto - Cars/Light Trucks (0.5%)
360	Daimler Finance North America LLC	7.30	01/15/12	388,189
	Beverages (0.5%)
170	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	2.50	03/26/13	172,128
205	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	5.375	11/15/14	224,350
				396,478
	Beverages - Wine/Spirits (0.4%)
265	Bacardi Ltd. (144A) (a)	7.45	04/01/14	309,228
	Building Societies (0.4%)
270	Nationwide Building Society (144A) (United Kingdom) (a)	4.65	02/25/15	275,971
	Cable/Satellite TV (1.2%)
335	Comcast Cable Holdings LLC	9.80	02/01/12	374,921
215	COX Communications, Inc.	4.625	06/01/13	229,399
220	DirecTV Holdings LLC / DirecTV Financing Co., Inc.	4.75	10/01/14	233,219
				837,539
	Capital Markets (0.5%)
365	UBS AG (Series DPNT) (Switzerland)	3.875	01/15/15	363,567
	Cellular Telecommunications (0.5%)
340	Vodafone Group PLC	5.00	12/16/13	368,548
	Chemicals - Diversified (0.5%)
350	Dow Chemical Co. (The)	5.90	02/15/15	382,877
	Commercial Banks - Southern U.S. (0.5%)
385	BB&T Corp.	3.10	07/28/11	391,573
	Commercial Banks (12.4%)
355	ANZ National Int'l Ltd. (144A) (a)	2.375	12/21/12	359,791
315	Barclays Bank PLC (United Kingdom)	2.50	01/23/13	313,917
900	Commonwealth Bank of Australia (144A) (Australia) (a)	2.50	12/10/12	924,077
575	Commonwealth Bank of Australia (144A) (Australia) (a)	2.75	10/15/12	586,520
340	Credit Suisse (Switzerland)	5.50	05/01/14	372,058

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$250	National Australia Bank Ltd. (144A) (Australia) (a)	5.35%	06/12/13	$271,039
365	Nordea Bank AB (144A) (Sweden) (a)	2.50	11/13/12	369,203
2,300	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (a)	2.625	05/11/12	2,353,470
380	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875	03/16/15	378,478
300	Standard Chartered PLC (144A) (United Kingdom) (a)	3.85	04/27/15	303,008
320	Svenska Handelsbanken AB (144A) (Sweden) (a)	2.875	09/14/12	324,956
1,545	Swedbank AB (144A) (Sweden) (a)	2.90	01/14/13	1,601,088
810	Westpac Securities NZ Ltd. (144A) (New Zealand) (a)	2.50	05/25/12	828,915
				8,986,520
	Data Processing Services (0.6%)
370	Fiserv, Inc.	6.125	11/20/12	405,941
	Diversified Financial Services (4.8%)
580	Citigroup, Inc. (See Note 6)	6.50	08/19/13	618,239
700	General Electric Capital Corp. (Series A)	5.45	01/15/13	752,695
265	General Electric Capital Corp.	5.90	05/13/14	292,765
405	Goldman Sachs Group, Inc. (The)	5.25	10/15/13	427,235
325	Goldman Sachs Group, Inc. (The)	6.875	01/15/11	333,260
525	JPMorgan Chase & Co.	3.40	06/24/15	526,789
515	JPMorgan Chase & Co.	5.375	10/01/12	556,925
				3,507,908
	Diversified Minerals (1.1%)
350	Anglo American Capital PLC (144A) (United Kingdom) (a)	9.375	04/08/14	418,741
355	Rio Tinto Finance USA Ltd. (Australia)	5.875	07/15/13	389,228
				807,969
	Electric - Distribution (0.5%)
355	Detroit Edison Co. (The)	6.125	10/01/10	359,459
	Electric - Integrated (2.9%)
205	Columbus Southern Power Co. (Series E)	4.40	12/01/10	207,378
380	Dominion Resources, Inc.	5.70	09/17/12	410,953
350	EDF SA (144A) (a)	5.50	01/26/14	387,139
350	Enel Finance International SA (144A) (a)	3.875	10/07/14	353,198
215	Firstenergy Solutions Corp.	4.80	02/15/15	225,207
265	FPL Group Capital, Inc.	5.35	06/15/13	288,150
215	PPL Energy Supply LLC	6.30	07/15/13	238,573
				2,110,598

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electronic Connectors (0.2%)
$140	Amphenol Corp.	4.75%	11/15/14	$148,494
	Electronic Measuring Instrument (0.6%)
385	Agilent Technologies, Inc.	4.45	09/14/12	401,949
	Fiduciary Banks (0.5%)
340	Northern Trust Corp.	5.50	08/15/13	378,577
	Finance - Auto Loans (0.0%)
30	Nissan Motor Acceptance Corp. (144A) (a)	3.25	01/30/13	30,651
	Finance - Consumer Loans (1.0%)
695	HSBC Finance Corp.	6.75	05/15/11	723,642
	Finance - Credit Card (1.9%)
475	American Express Co.	7.25	05/20/14	540,361
750	MBNA Corp.	6.125	03/01/13	805,654
				1,346,015
	Finance - Investment Banker/Broker (1.5%)
200	Credit Suisse USA, Inc.	6.125	11/15/11	212,525
230	Macquarie Group Ltd. (144A) (a)	7.30	08/01/14	253,784
260	Merrill Lynch & Co., Inc.	5.45	02/05/13	272,914
365	TD Ameritrade Holding Corp.	2.95	12/01/12	372,292
				1,111,515
	Food - Miscellaneous/Diversified (0.6%)
345	Kraft Foods, Inc.	6.75	02/19/14	396,953
	Food - Retail (0.9%)
330	Delhaize Group SA (Belgium)	5.875	02/01/14	368,594
225	Kroger Co. (The)	7.50	01/15/14	263,157
				631,751
	Government Guaranteed - Non-U.S. (0.8%)
577	Societe Financement de l'Economie Francaise (144A) (France) (a)	3.375	05/05/14	603,293
	Hotels & Motels (0.6%)
420	Marriott International, Inc.	4.625	06/15/12	435,327
	Instruments - Scientific (0.3%)
220	Thermo Fisher Scientific, Inc.	3.25	11/20/14	227,436
	Life/Health Insurance (1.4%)
350	Monumental Global Funding III (144A) (a)	5.25	01/15/14	381,308
325	Principal Life Income Funding Trusts (MTN)	5.15	06/17/11	333,035
315	Prudential Financial, Inc. (MTN)	3.625	09/17/12	324,612
				1,038,955

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Media (0.7%)
$200	Time Warner Cable, Inc.	8.25%	02/14/14	$236,597
250	Time Warner, Inc.	6.875	05/01/12	272,479
				509,076
	Medical - Biomedical/Genetics (0.7%)
325	Biogen Idec, Inc.	6.00	03/01/13	357,706
180	Genentech, Inc.	4.40	07/15/10	180,175
				537,881
	Medical - HMO (0.3%)
185	UnitedHealth Group, Inc.	5.25	03/15/11	189,858
	Money Center Banks (1.2%)
355	Deutsche Bank AG (Germany)	2.375	01/11/13	357,107
500	Lloyds TSB Bank PLC (144A) (United Kingdom) (a)	2.80	04/02/12	511,143
				868,250
	Mortgage Banks (0.8%)
575	Abbey National Treasury Services PLC (144A) (United Kingdom) (a)	3.875	11/10/14	568,301
	Multi-line Insurance (0.7%)
515	MetLife Global Funding I (See Note 6) (144A) (a)	5.75	07/25/11	533,150
	Multimedia (0.9%)
245	News America, Inc.	5.30	12/15/14	272,617
350	Viacom, Inc.	4.375	09/15/14	372,360
				644,977
	Office Automation & Equipment (0.3%)
210	Xerox Corp.	8.25	05/15/14	246,358
	Oil Companies - Exploration & Production (1.3%)
335	Devon Financing Corp. ULC (Canada)	6.875	09/30/11	357,775
350	EOG Co. of Canada (144A) (Canada) (a)	7.00	12/01/11	377,913
215	Nexen, Inc. (Canada)	5.05	11/20/13	230,435
				966,123
	Oil Company - Integrated (0.2%)
135	BP Capital Markets PLC (United Kingdom)	5.25	11/07/13	124,192
	Pharmacy Services (0.6%)
350	Medco Health Solutions, Inc.	7.25	08/15/13	404,058
	Pipelines (1.6%)
180	Enterprise Products Operating LLC (Series B)	7.50	02/01/11	185,447
225	Enterprise Products Operating LLC (Series O)	9.75	01/31/14	271,670
320	Plains All American Pipeline LP/PAA Finance Corp.	4.25	09/01/12	334,494

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$305	Spectra Energy Capital LLC	5.90%	09/15/13	$332,339
				1,123,950
	REIT - Regional Malls (0.2%)
110	Simon Property Group LP	6.75	05/15/14	123,737
	Retail - Drug Store (0.3%)
180	CVS Caremark Corp.	5.75	08/15/11	188,125
	Retail - Restaurants (0.3%)
185	Yum! Brands, Inc.	8.875	04/15/11	195,481
	Special Purpose Banks (2.2%)
1,530	Kreditanstalt fuer Wiederaufbau (Series G) (Germany)	2.25%	04/16/12	1,561,806
	Special Purpose Entity (0.7%)
250	Harley-Davidson Funding Corp. (144A) (a)	5.25	12/15/12	258,690
260	Xlliac Global Funding (144A) (a)	4.80	08/10/10	260,613
				519,303
	Steel - Producers (0.3%)
190	ArcelorMittal (Luxembourg)	9.00	02/15/15	223,742
	Super-Regional Banks - U.S. (2.8%)
405	Bank One Corp.	5.25	01/30/13	431,275
370	Capital One Financial Corp. (MTN)	5.70	09/15/11	385,018
215	KeyCorp (MTN)	6.50	05/14/13	235,337
195	U.S. Bancorp	4.20	05/15/14	208,776
750	Wells Fargo & Co. (Series I)	3.75	10/01/14	768,622
				2,029,028
	Telecommunication Services (0.2%)
150	Verizon Global Funding Corp.	7.25	12/01/10	154,075
	Telephone - Integrated (2.2%)
350	AT&T, Inc.	4.95	01/15/13	380,144
395	BellSouth Corp.	6.00	10/15/11	419,452
175	British Telecommunications PLC (United Kingdom)	9.375 (b)	12/15/10	181,009
375	Telecom Italia Capital SA (Luxembourg)	5.25	11/15/13	387,633
220	Telefonica Europe BV (Netherlands)	7.75	09/15/10	222,763
				1,591,001
	Tobacco (0.6%)
350	Altria Group, Inc.	7.75	02/06/14	405,170
	Transport - Rail (0.3%)
230	Union Pacific Corp.	6.50	04/15/12	250,108

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Transport - Services (0.3%)
$210	Ryder System, Inc. (MTN)	6.00%		03/01/13	$227,438
	Total Corporate Bonds (Cost $41,700,595)				42,614,925
	Foreign Government Obligation (2.1%)
1,508	Denmark Government International Bond (Series E) (Denmark) (Cost $1,532,826)	2.75		11/15/11	1,548,826
	U.S. Government Agencies & Obligation (9.7%)
	Commercial Banks - FDIC Guaranteed (4.3%)
1,000	KeyBank NA	3.20		06/15/12	1,046,662
2,000	PNC Funding Corp.	2.30		06/22/12	2,060,264
					3,106,926
	U.S. Government Agency (0.9%)
700	FDIC Structured Sale Guaranteed Notes Ser. A-1 - FDIC Guaranteed (144A) (a)	0.00		10/25/11	691,691
	U.S. Government Obligation (4.5%)
2,250	U.S. Treasury Bond	7.50		11/15/24	3,264,257
	Total U.S. Government Agencies & Obligation (Cost $6,816,399)				7,062,874
	U.S. Government Agencies - Mortgage-Backed Securities (4.1%)
	Federal Home Loan Mortgage Corp. (ARM) (0.4%)
138		5.529	(b)	01/01/38	147,040
144		6.041	(b)	02/01/37	153,019
					300,059
	Federal National Mortgage Assoc. (3.1%)
1,475		4.00		(c)	1,528,009
461		6.50		01/01/32 - 11/01/33	513,883
140		7.00		08/01/29 - 06/01/32	158,246
					2,200,138
	Federal National Mortgage Assoc. (ARM) (0.6%)
351		2.628	(b)	05/01/35	353,375
80		5.708	(b)	03/01/38	84,817
					438,192
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $2,904,554)				2,938,389

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (21.4%)
$425	Ally Auto Receivables Trust 2010-1 A3	1.45%		05/15/14	$426,996
100	Ally Master Owner Trust 2010-1 A (144A) (a)	2.10	(b)	01/15/15	101,428
225	Ally Master Owner Trust 2010-3 A (144A) (a)	2.88		04/15/15	228,325
750	American Express Credit Account Master Trust 2010-1 A	0.60	(b)	11/16/15	748,337
800	American Express Credit Account Master Trust 2009-2 A	1.60	(b)	03/15/17	829,744
239	ARI Fleet Lease Trust 2010-A A (144A) (a)	1.80	(b)	08/15/18	238,766
551	Bank of America Auto Trust 2009-1A A2 (144A) (a)	1.70		12/15/11	552,186
38	Capital Auto Receivables Asset Trust 2007-3 A3A	5.02		09/15/11	38,364
807	Capital One Multi-Asset Execution Trust 2005-A10 A	0.43	(b)	09/15/15	801,212
275	Chesapeake Funding LLC 2009-1 A (144A) (a)	2.347	(b)	12/15/20	276,341
325	Chrysler Financial Auto Securitization Trust 2009-A A2	1.85		06/15/11	325,613
600	Citibank Credit Card Issuance Trust 2009-A5 A5 (See Note 6)	2.25		12/23/14	611,072
700	CNH Equipment Trust 2010-A A3	1.54		07/15/14	704,376
850	Discover Card Master Trust 2009-A1 A1	1.65	(b)	12/15/14	864,276
700	Ford Credit Auto Owner Trust 2009-E A3	1.51		01/15/14	704,318
775	Ford Credit Floorplan Master Owner Trust 2009-2 A	1.90	(b)	09/15/14	782,450
375	Ford Credit Floorplan Master Owner Trust 2010-3 A1 (144A) (a)	4.20		02/15/17	394,715
1,150	GE Capital Credit Card Master Note Trust 2009-1 A	2.45	(b)	04/15/15	1,174,101
440	Harley-Davidson Motorcycle Trust 2009-4 A3	1.87		02/15/14	444,530
245	Honda Auto Receivables Owner Trust 2009-3 A2	1.50		08/15/11	245,303
750	Huntington Auto Trust 2009-1A A3 (144A) (a)	3.94		06/17/13	764,873
575	Hyundai Auto Receivables Trust 2010-A A3	1.50		10/15/14	578,414
425	MMAF Equipment Finance LLC 2009-AA A3 (144A) (a)	2.37		11/15/13	426,812
525	MMCA Automobile Trust 2010-A A3 (144A) (a)	1.39		01/15/14	526,491
725	Navistar Financial Corp. Owner Trust 2010-A A2 (144A) (a)	1.47		10/18/12	726,363
200	Nissan Master Owner Trust Receivables 2010-AA A (144A) (a)	1.487	(b)	01/15/15	200,632
775	Toyota Auto Receivables Owner Trust 2010-A A3	1.27		12/16/13	777,318
725	Volvo Financial Equipment LLC 2010-1A A2 (144A) (a)	1.06		06/15/12	725,364
323	Wheels SPV LLC 2009-1 A (144A) (a)	1.90	(b)	03/15/18	323,327
	Total Asset-Backed Securities (Cost $15,420,763)				15,542,047

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligation (0.6%)
	U.S. Government Agency
$383,130	Federal Home Loan Mortgage Corp. 2182 ZC (Cost $409,949)				$435,750
	Commercial Mortgage-Backed Securities (0.9%)
	Private Issues
220,000	Bear Stearns Commercial Mortgage Securities 2004-T14 A4				235,450
230,000	LB-UBS Commercial Mortgage Trust 2004-C2 A4				233,232
190,000	Wachovia Bank Commercial Mortgage Trust 2004-C12 A4				201,760
	Total Commercial Mortgage-Backed Securities (Cost $653,835)				670,442
	Municipal Bond (0.4%)
300	New Jersey Economic Development Authority (Cost $300,000)	1.48	(b) %	06/15/13	299,850
	Short-Term Investments (5.3%)
	U.S. Government Obligations (d)(e) (1.0%)
700	U.S. Treasury Bills (Cost $699,547)	0.19 - 0.20		10/28/10	699,686
NUMBER OF SHARES (000)
	Investment Company (4.3%)
3,109	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $3,109,366)				3,109,366
	Total Short-Term Investments (Cost $3,808,913)				3,809,052
	Total Investments (Cost $73,547,834) (f)(g)			103.3%	74,922,155
	Liabilities in Excess of Other Assets			(3.3)	(2,425,447)
	Net Assets			100.0%	$72,496,708

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of June 30, 2010.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security. Rate shown is the rate in effect at June 30, 2010.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

  (c)  Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date, the actual principal amount and maturity date will be determined upon settlement.

  (d)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (e)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (f)  Securities have been designated as collateral in connection with securities purchased on a forward commitment basis, open futures and swap contracts.

  (g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,447,390 and the aggregate gross unrealized depreciation is $73,069 resulting in net unrealized appreciation of $1,374,321.

FUTURES CONTRACTS OPEN AT JUNE 30, 2010:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
49	Long	U.S. Treasury Notes 5 Year, September 2010	$5,799,226	$94,565
28	Long	U.S. Treasury Notes 10 Year, September 2010	3,431,313	67,504
3	Short	U.S. Treasury Bonds 30 year, September 2010	(382,500)	(10,506)
114	Short	U.S. Treasury Notes 2 Year, September 2010	(24,946,406)	(101,818)
Net Unrealized Appreciation				$49,745

INTEREST RATE SWAP CONTRACT OPEN AT JUNE 30, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Bank of America, N.A.	$6,874	3 Month LIBOR	Receive	2.625%	03/11/15	$(206,426)

LIBOR  London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

ZERO COUPON SWAP CONTRACTS OPEN AT JUNE 30, 2010:

Barclays Bank PLC^	1,590	3 Month LIBOR	Receive	11/15/19	(205,022)
Deutsche Bank AG^^	1,100	3 Month LIBOR	Pay	11/15/21	21,866
Deutsche Bank AG^	1,100	3 Month LIBOR	Receive	11/15/21	(120,845)
JPMorgan Chase Bank N.A. New York^	705	3 Month LIBOR	Receive	11/15/19	(85,248)
JPMorgan Chase Bank N.A. New York^	1,190	3 Month LIBOR	Receive	11/15/20	(157,708)
JPMorgan Chase Bank N.A. New York^	2,260	3 Month LIBOR	Receive	11/15/22	(124,455)
Net Unrealized Depreciation					$(633,614)

  LIBOR  London Interbank Offered Rate.

  ^  Portfolio will make payments of $616,586, $474,412, $267,984, $503,070, and $895,625, respectively on termination date.

  ^^  Portfolio will receive payments of $436,614 and $367,331, respectively, on termination date.

LONG TERM CREDIT ANALYSIS
AAA	48.8%
AA	14.5
A	15.4
BBB	17.1
NOT RATED	4.2
	100.0	%+

+  Does not include open long/short futures contracts with an underlying face amount of $34,559,445 and net unrealized appreciation of $49,745. Also does not include open swap contracts with net unrealized depreciation of $840,040.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (95.7%)
	Advertising Agencies (0.1%)
$200	Omnicom Group, Inc.	6.25%	07/15/19	$228,032
	Advertising Services (0.6%)
1,195	WPP Finance (United Kingdom)	8.00	09/15/14	1,402,360
	Aerospace & Defense (0.3%)
255	Bombardier, Inc. (144A) (Canada) (a)	7.50	03/15/18	263,925
505	Bombardier, Inc. (144A) (Canada) (a)	7.75	03/15/20	526,463
				790,388
	Agricultural Chemicals (0.2%)
495	Agrium, Inc. (Canada)	6.75	01/15/19	575,108
	Agricultural Operations (0.3%)
580	Bunge Ltd. Finance Corp.	8.50	06/15/19	693,746
	Airlines (0.4%)
970	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	912,094
	Apparel Manufacturers (0.1%)
285	Levi Strauss & Co. (144A) (a)	7.625	05/15/20	280,725
	Appliances (0.2%)
450	Whirlpool Corp.	8.60	05/01/14	530,994
	Auto - Cars/Light Trucks (0.2%)
395	Daimler Finance North America LLC	8.50	01/18/31	505,967
	Beverages (0.0%)
85	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	8.20	01/15/39	112,187
	Beverages - Wine/Spirits (0.1%)
165	Constellation Brands, Inc.	7.25	09/01/16	167,269
	Brewery (0.3%)
700	FBG Finance Ltd. (144A) (Australia) (a)	5.125	06/15/15	751,194
	Broadcast Service/Program (0.3%)
575	Discovery Communications LLC	5.05	06/01/20	598,858
	Building Product - Cement/Aggregation (0.9%)
820	CRH America, Inc.	6.00	09/30/16	915,331
480	CRH America, Inc.	8.125	07/15/18	579,739
545	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (a)	6.00	12/30/19	582,444
				2,077,514

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Building Societies (1.2%)
$2,655	Nationwide Building Society (144A) (United Kingdom) (a)	6.25%		02/25/20	$2,806,662
	Cable/Satellite TV (1.3%)
310	Cablevision Systems Corp.	7.75		04/15/18	311,550
355	COX Communications, Inc. (144A) (a)	8.375		03/01/39	484,137
320	CSC Holdings LLC	7.625		07/15/18	325,200
735	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875		10/01/19	804,350
620	DirecTV Holdings LLC/Financing Co., Inc.	7.625		05/15/16	674,274
510	DISH DBS Corp.	7.125		02/01/16	513,825
					3,113,336
	Capital Markets (4.6%)
5,585	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	5,859,380
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,538,946
1,305	Macquarie Group Ltd. (144A) (Australia) (a)	6.00		01/14/20	1,325,012
605	Macquarie Group Ltd. (144A) (Australia) (a)	7.625		08/13/19	680,910
1,300	UBS AG/Stamford CT (Switzerland)	5.875		12/20/17	1,378,099
					10,782,347
	Chemicals (0.6%)
1,275	Mosaic Co. (The) (144A) (a)	7.625		12/01/16	1,377,510
	Chemicals - Diversified (0.3%)
660	Dow Chemical Co. (The)	8.55		05/15/19	809,225
	Commercial Banks (5.5%)
545	Barclays Bank PLC (144A) (United Kingdom) (a)	6.05		12/04/17	550,852
1,495	Barclays Bank PLC (United Kingdom)	6.75		05/22/19	1,665,908
280	Credit Suisse (Switzerland)	6.00		02/15/18	292,616
290	Credit Suisse AG (Switzerland)	5.40		01/14/20	288,868
425	Discover Bank/Greenwood	7.00		04/15/20	429,889
715	Discover Bank/Greenwood	8.70		11/18/19	795,084
1,185	Hana Bank (144A) (a)	4.50		10/30/15	1,185,209
1,675	HBOS PLC (144A) (United Kingdom) (a)	6.75		05/21/18	1,570,128
260	Rabobank Nederland N.V. (144A) (Netherlands) (a)	11.00	(b)	06/30/19(c)	322,003
1,240	Regions Financial Corp.	5.75		06/15/15	1,233,466
925	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	939,244
1,175	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875		03/16/15	1,170,293
1,300	Santander US Debt SA Unipersonal (144A) (a)	3.724		01/20/15	1,250,200

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$885	Standard Chartered Bank (144A) (United Kingdom) (a)	6.40%		09/26/17	$954,915
295	Standard Chartered PLC (144A) (United Kingdom) (a)	3.85		04/27/15	297,958
					12,946,633
	Commercial Services & Supplies (0.5%)
1,105	Waste Management, Inc.	6.125		11/30/39	1,199,055
	Communications Equipment (0.3%)
650	Cisco Systems, Inc.	5.90		02/15/39	725,142
	Consumer Finance (0.3%)
525	American Express Co.	8.125		05/20/19	652,915
	Consumer Products - Miscellaneous (0.2%)
460	Fortune Brands, Inc.	6.375		06/15/14	512,471
	Containers - Paper/Plastic (0.2%)
515	Sealed Air Corp. (144A) (a)	7.875		06/15/17	539,039
	Diversified Financial Services (9.0%)
795	Bank of America Corp.	5.625		07/01/20	802,834
1,115	Bank of America Corp. (Series L)	5.65		05/01/18	1,144,463
1,865	Bank of America Corp.	5.75		12/01/17	1,937,064
1,735	Citigroup, Inc. (See Note 6)	5.875		05/29/37	1,632,427
480	Citigroup, Inc. (See Note 6)	6.125		05/15/18	501,747
785	Citigroup, Inc. (See Note 6)	8.125		07/15/39	939,394
4,500	Citigroup, Inc. (See Note 6)	8.50		05/22/19	5,373,230
1,305	Credit Agricole SA (144A) (France) (a)	8.375	(b)	10/13/19(c)	1,239,750
735	General Electric Capital Corp.	5.625		05/01/18	782,333
75	General Electric Capital Corp. (MTN)	5.875		01/14/38	73,793
6,350	General Electric Capital Corp. (Series G)	6.00		08/07/19	6,886,460
					21,313,495
	Diversified Manufactured Operation (0.5%)
1,150	Tyco Electronics Group SA (Luxembourg)	5.95		01/15/14	1,272,818
	Diversified Minerals (2.6%)
990	Anglo American Capital PLC (144A) (United Kingdom) (a)	9.375		04/08/19	1,275,351
1,940	Rio Tinto Finance USA Ltd. (Australia)	9.00		05/01/19	2,549,930
475	Teck Resources Ltd. (Canada)	10.25		05/15/16	561,134
650	Vale Overseas Ltd. (Cayman Islands)	5.625		09/15/19	689,067
595	Vale Overseas Ltd. (Cayman Islands)	6.875		11/21/36	621,781
345	Vale Overseas Ltd. (Cayman Islands)	6.875		11/10/39	362,146
					6,059,409

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Diversified Telecommunication Services (3.2%)
$2,730	AT&T Corp.	8.00%	11/15/31	$3,524,195
1,855	AT&T, Inc.	6.15	09/15/34	1,953,858
530	Verizon Communications, Inc.	6.40	02/15/38	586,079
1,015	Verizon Communications, Inc.	8.95	03/01/39	1,442,426
				7,506,558
	Electric - Generation (0.7%)
1,610	AES Corp. (The)	8.00	06/01/20	1,626,100
	Electric - Integrated (3.6%)
775	CMS Energy Corp.	6.25	02/01/20	741,208
65	CMS Energy Corp.	6.30	02/01/12	67,304
435	Dominion Resources, Inc.	7.00	06/15/38	528,352
1,175	Enel Finance International SA (144A) (Luxembourg) (a)	5.125	10/07/19	1,182,393
800	Entergy Gulf States Louisiana LLC	5.59	10/01/24	875,009
150	NiSource Finance Corp.	6.125	03/01/22	160,442
965	NiSource Finance Corp.	6.80	01/15/19	1,076,072
1,510	PPL Energy Supply LLC	6.50	05/01/18	1,672,686
230	Progress Energy, Inc.	7.05	03/15/19	272,185
710	Southwestern Public Service Co. (Series G)	8.75	12/01/18	908,926
710	Virginia Electric & Power Co.	8.875	11/15/38	1,033,177
				8,517,754
	Electric Utilities (0.8%)
975	FirstEnergy Solutions Corp.	6.05	08/15/21	996,449
975	FirstEnergy Solutions Corp.	6.80	08/15/39	967,695
				1,964,144
	Electronic Equipment, Instruments & Components (0.3%)
640	Corning, Inc.	7.25	08/15/36	718,673
	Energy Equipment & Services (0.9%)
900	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	1,085,431
1,035	Weatherford International, Inc.	6.35	06/15/17	1,092,300
				2,177,731
	Filtration/Separation Products (0.2%)
440	Pall Corp.	5.00	06/15/20	457,291
	Finance - Auto Loans (0.2%)
465	Ford Motor Credit Co. LLC	7.00	04/15/15	460,423
	Finance - Consumer Loans (0.8%)
785	American General Finance Corp. (Series H)	4.625	09/01/10	785,000
510	SLM Corp. (Series A)	5.00	10/01/13	487,900

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$495	SLM Corp. (MTN)	8.00%	03/25/20	$435,399
240	SLM Corp. (MTN)	8.45	06/15/18	221,784
				1,930,083
	Finance - Credit Card (1.3%)
1,840	American Express Credit Corp. (Series C)	7.30	08/20/13	2,084,731
780	Capital One Bank USA NA	8.80	07/15/19	975,355
				3,060,086
	Finance - Investment Banker/Broker (5.1%)
610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	639,916
1,060	Bear Stearns Cos. LLC (The)	7.25	02/01/18	1,239,607
2,610	JPMorgan Chase Capital XXVII (Series AA)	7.00	11/01/39	2,662,534
3,625	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	3,872,939
930	Merrill Lynch & Co., Inc.	7.75	05/14/38	997,629
1,305	Nomura Holdings, Inc.	6.70	03/04/20	1,383,082
1,120	TD Ameritrade Holding Corp.	5.60	12/01/19	1,182,064
				11,977,771
	Finance - Other Services (0.7%)
875	Iberdrola Finance Ireland Ltd. (144A) (Ireland) (a)	5.00	09/11/19	858,661
875	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	894,596
				1,753,257
	Food - Baking (0.2%)
490	Grupo Bimbo SAB de CV (144A) (a)	4.875	06/30/20	496,378
	Food - Miscellaneous/Diversified (0.8%)
860	ConAgra Foods, Inc.	7.00	10/01/28	1,014,400
740	ConAgra Foods, Inc.	8.25	09/15/30	955,523
				1,969,923
	Food - Retail (0.5%)
835	Delhaize America, Inc.	9.00	04/15/31	1,144,380
	Food Products (1.1%)
1,110	Kraft Foods, Inc.	5.375	02/10/20	1,191,664
700	Kraft Foods, Inc.	6.875	02/01/38	816,333
610	Kraft Foods, Inc.	6.875	01/26/39	709,972
				2,717,969
	Gold Mining (0.3%)
605	Newmont Mining Corp.	6.25	10/01/39	662,565
	Health Care Equipment & Supplies (0.7%)
1,570	Boston Scientific Corp.	6.00	01/15/20	1,561,533

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Hotels & Motels (0.2%)
$405	Hyatt Hotels Corp. (144A) (a)	6.875%	08/15/19	$436,180
	Independent Power Producer (0.1%)
295	NRG Energy, Inc.	8.50	06/15/19	301,269
	Instruments - Scientific (0.4%)
820	Fisher Scientific International, Inc.	6.125	07/01/15	844,617
	Insurance (2.5%)
290	MetLife, Inc. (Series A) (See Note 6)	6.817	08/15/18	328,523
590	MetLife, Inc. (See Note 6)	7.717	02/15/19	703,370
965	MetLife, Inc. (See Note 6)	10.75	08/01/39	1,149,691
1,025	Principal Financial Group, Inc.	8.875	05/15/19	1,258,822
635	Prudential Financial, Inc. (MTN)	6.625	12/01/37	668,147
1,520	Prudential Financial, Inc. (Series D)	7.375	06/15/19	1,763,048
				5,871,601
	Investment Management/Advisor Services (0.4%)
855	Blackstone Holdings Finance Co. LLC (144A) (a)	6.625	08/15/19	883,832
	Life/Health Insurance (1.7%)
660	Aflac, Inc.	8.50	05/15/19	795,381
745	Lincoln National Corp.	8.75	07/01/19	914,549
1,325	Pacific Life Corp. (144A) (a)	6.00	02/10/20	1,408,675
925	Protective Life Corp.	7.375	10/15/19	1,006,023
				4,124,628
	Media (3.6%)
675	CBS Corp.	8.875	05/15/19	850,602
1,050	Comcast Corp.	5.15	03/01/20	1,101,389
180	Comcast Corp.	5.70	05/15/18	198,181
820	Comcast Corp.	6.40	05/15/38	886,426
270	Comcast Corp.	6.45	03/15/37	292,915
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,379,622
375	Time Warner Cable, Inc.	6.75	06/15/39	415,660
350	Time Warner Cable, Inc.	8.25	04/01/19	431,130
350	Time Warner, Inc.	4.875	03/15/20	361,641
610	Time Warner, Inc.	6.50	11/15/36	665,590
715	Time Warner, Inc.	7.70	05/01/32	864,797
850	Viacom, Inc.	6.875	04/30/36	965,346
				8,413,299
	Medical - Biomedical/Genetics (0.3%)
725	Life Technologies Corp.	6.00	03/01/20	786,560

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical - Drugs (0.1%)
$150	Wyeth	6.45%	02/01/24	$177,858
	Medical - Hospitals (0.3%)
305	HCA, Inc.	8.50	04/15/19	324,825
380	Tenet Healthcare Corp.	7.375	02/01/13	381,900
				706,725
	Metal - Aluminum (0.4%)
530	Alcoa, Inc.	5.87	02/23/22	493,789
465	Alcoa, Inc.	6.75	07/15/18	470,000
				963,789
	Metal - Copper (0.3%)
255	Southern Copper Corp.	5.375	04/16/20	256,868
375	Southern Copper Corp.	6.75	04/16/40	372,554
				629,422
	Metals & Mining (0.6%)
820	ArcelorMittal (Luxembourg)	9.85	06/01/19	1,026,310
390	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	429,557
				1,455,867
	Money Center Banks (0.2%)
505	Lloyds TSB Bank PLC (144A) (United Kingdom) (a)	5.80	01/13/20	477,519
	Multi-line Insurance (4.2%)
800	Aegon N.V. (Netherlands)	4.625	12/01/15	819,127
840	Allstate Corp. (The) (See Note 6)	7.45	05/16/19	991,646
1,285	American Financial Group, Inc.	9.875	06/15/19	1,539,397
1,335	CNA Financial Corp.	7.35	11/15/19	1,421,042
1,750	Farmers Insurance Exchange (144A) (a)	8.625	05/01/24	1,952,975
1,195	Genworth Financial, Inc.	7.70	06/15/20	1,195,754
1,250	Hartford Financial Services Group, Inc.	5.50	03/30/20	1,215,490
850	XL Capital Ltd. (Cayman Islands)	5.25	09/15/14	870,556
				10,005,987
	Multimedia (1.4%)
680	NBC Universal, Inc. (144A) (a)	5.15	04/30/20	710,599
170	News America, Inc.	6.40	12/15/35	185,621
930	News America, Inc.	6.65	11/15/37	1,047,228
370	News America, Inc.	7.85	03/01/39	458,010
760	Vivendi SA (144A) (France) (a)	6.625	04/04/18	848,343
				3,249,801

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Office Electronics (0.5%)
$255	Xerox Corp.	5.625%	12/15/19	$271,850
815	Xerox Corp.	6.35	05/15/18	910,503
				1,182,353
	Oil Companies - Exploration & Production (3.5%)
600	Anadarko Petroleum Corp.	6.95	06/15/19	524,654
775	Anadarko Petroleum Corp.	8.70	03/15/19	732,798
665	Chesapeake Energy Corp.	7.625	07/15/13	701,575
1,220	EnCana Corp. (Canada)	6.50	02/01/38	1,360,476
715	EQT Corp.	8.125	06/01/19	842,467
400	Gaz Capital SA (144A) (Luxembourg) (a)	6.51	03/07/22	387,400
445	Newfield Exploration Co.	7.125	05/15/18	442,775
950	Nexen, Inc. (Canada)	7.50	07/30/39	1,116,953
180	Pioneer Natural Resources Co.	6.65	03/15/17	181,811
480	Plains Exploration & Production Co.	7.625	06/01/18	471,600
1,370	Questar Market Resources, Inc.	6.80	04/01/18	1,436,081
				8,198,590
	Oil Company - Integrated (0.6%)
950	Petro-Canada (Canada)	5.95	05/15/35	995,695
410	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	414,940
				1,410,635
	Oil Refining & Marketing (0.3%)
700	Valero Energy Corp.	6.125	02/01/20	720,615
	Paper & Related Products (1.3%)
130	Georgia-Pacific LLC (144A) (a)	8.25	05/01/16	139,262
860	International Paper Co.	7.50	08/15/21	1,008,937
460	International Paper Co.	9.375	05/15/19	595,083
1,325	MeadWestvaco Corp.	7.375	09/01/19	1,442,154
				3,185,436
	Pipelines (5.4%)
670	CenterPoint Energy Resources Corp.	6.25	02/01/37	711,606
375	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	429,972
364	Colorado Interstate Gas Co.	6.80	11/15/15	421,241
1,750	Energy Transfer Partners LP	9.00	04/15/19	2,061,274
275	Enterprise Products Operating LLC	5.25	01/31/20	283,649
1,265	Enterprise Products Operating LLC (Series G)	5.60	10/15/14	1,374,005
1,480	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	1,420,800
775	Midcontinent Express Pipeline LLC (144A) (a)	6.70	09/15/19	803,122

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,095	Plains All American Pipeline LP/ PAA Finance Corp.	6.70%	05/15/36	$1,096,887
705	Plains All American Pipeline LP/ PAA Finance Corp.	8.75	05/01/19	842,866
225	Spectra Energy Capital LLC	8.00	10/01/19	271,080
960	Texas Eastern Transmission LP	7.00	07/15/32	1,140,478
1,625	Williams Partners LP/Williams Partners Finance Corp.	7.25	02/01/17	1,847,176
				12,704,156
	Property Trust (0.6%)
1,200	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (a)	6.75	09/02/19	1,336,058
	Real Estate Investment Trusts (REITs) (0.4%)
975	Boston Properties LP	5.875	10/15/19	1,044,994
	Real Estate Management & Development (0.5%)
1,225	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	1,239,483
	Reinsurance (0.5%)
370	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	397,047
775	Reinsurance Group of America, Inc.	6.45	11/15/19	829,760
				1,226,807
	REIT - Diversified (0.9%)
680	Digital Realty Trust LP (144A) (a)(d)	4.50	07/15/15	677,940
735	Duke Realty LP	6.75	03/15/20	773,513
745	Vornado Realty LP	4.25	04/01/15	741,401
				2,192,854
	REIT - Health Care (0.4%)
860	Health Care, Inc.	6.125	04/15/20	891,256
	REIT - Office Property (0.1%)
245	BioMed Realty LP (144A) (a)	6.125	04/15/20	255,563
	REIT - Regional Malls (0.4%)
825	Simon Property Group LP	5.65	02/01/20	875,342
	REIT - Shopping Centers (0.2%)
430	Federal Realty Investment Trust	5.90	04/01/20	455,224
	REIT - Single Tenant (0.3%)
760	Tanger Properties LP	6.125	06/01/20	801,507
	Retail - Automobile (0.3%)
630	AutoNation, Inc.	6.75	04/15/18	623,700

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Retail - Drug Store (0.7%)
$1,532	CVS Pass-Through Trust	6.036%	12/10/28	$1,571,354
118	CVS Pass-Through Trust (144A) (a)	8.353	07/10/31	143,651
				1,715,005
	Retail - Mail Order (0.3%)
620	QVC, Inc. (144A) (a)	7.125	04/15/17	610,700
	Retail - Regional Department Store (0.4%)
210	JC Penney Co., Inc.	5.65	06/01/20	206,325
455	JC Penney Corp., Inc.	6.375	10/15/36	432,250
185	Kohl's Corp.	6.875	12/15/37	224,271
				862,846
	Retail - Restaurants (0.5%)
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,197,847
	Satellite Telecommunication (0.1%)
310	Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.50	01/15/13	313,875
	Semiconductor Equipment (0.4%)
905	KLA-Tencor Corp.	6.90	05/01/18	1,013,971
	Special Purpose Entity (1.3%)
800	Capital One Capital VI	8.875	05/15/40	839,098
820	Harley-Davidson Funding Corp. (144A) (a)	6.80	06/15/18	864,733
605	LBI Escrow Corp. (144A) (a)	8.00	11/01/17	624,663
775	New Communications Holdings, Inc. (144A) (a)	8.50	04/15/20	780,812
				3,109,306
	Specialty Retail (0.4%)
955	Home Depot, Inc.	5.875	12/16/36	982,282
	Super-Regional Banks - U.S. (0.4%)
775	KeyCorp (MTN)	6.50	05/14/13	848,307
	Telecommunication Services (0.9%)
715	Qwest Corp.	6.50	06/01/17	723,937
260	Qwest Corp.	6.875	09/15/33	239,850
280	Qwest Corp.	8.375	05/01/16	307,300
545	Sable International Finance Ltd. (144A) (Cayman Islands) (a)	7.75	02/15/17	550,450
305	SBA Telecommunications, Inc. (144A) (a)	8.25	08/15/19	322,538
				2,144,075
	Telephone - Integrated (2.8%)
415	CenturyTel, Inc. (Series Q)	6.15	09/15/19	407,038

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$315	Deutsche Telekom International Finance BV (Netherlands)	6.75%	08/20/18	$365,590
555	Deutsche Telekom International Finance BV (Netherlands)	8.75	06/15/30	718,797
1,045	GTE Corp.	6.94	04/15/28	1,152,674
1,470	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	1,568,175
810	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	873,507
1,330	Telefonica Europe BV (Netherlands)	8.25	09/15/30	1,643,341
				6,729,122
	Tobacco (1.5%)
280	Altria Group, Inc.	9.25	08/06/19	350,036
790	Altria Group, Inc.	9.70	11/10/18	1,001,951
505	Altria Group, Inc.	10.20	02/06/39	679,325
445	BAT International Finance PLC (144A) (United Kingdom) (a)	9.50	11/15/18	584,037
835	Lorillard Tobacco Co.	8.125	06/23/19	927,557
45	Philip Morris International, Inc.	6.375	05/16/38	52,992
				3,595,898
	Transport - Rail (0.4%)
840	CSX Corp.	6.15	05/01/37	921,671
	Transport - Services (0.2%)
455	Ryder System, Inc. (MTN)	7.20	09/01/15	528,291
	Total Corporate Bonds (Cost $211,939,442)			226,685,835
	Convertible Bonds (1.8%)
	Advertising Agencies (0.2%)
375	Omnicom Group, Inc. (e)	0.00	07/01/38	352,031
	Brewery (0.2%)
330	Molson Coors Brewing Co.	2.50	07/30/13	355,575
	Building - Residential/Commercial (0.2%)
344	DR Horton, Inc. (Series DHI)	2.00	05/15/14	351,310
	Casino Gaming (0.1%)
208	International Game Technology (144A)	3.25	05/01/14	228,800
	Coal (0.1%)
282	Massey Energy Co.	3.25	08/01/15	235,823
	Containers - Metal & Glass (0.1%)
374	Owens-Brockway Glass Container, Inc. (144A) (a)	3.00	06/01/15	345,482

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food - Meat Products (0.1%)
$294	Tyson Foods, Inc.	3.25%		10/15/13	$344,715
	Gold Mining (0.2%)
203	Goldcorp, Inc.	2.00		08/01/14	237,002
173	Newmont Mining Corp.	1.25		07/15/14	247,390
					484,392
	Oil Company - Exploration & Production (0.1%)
394	Chesapeake Energy Corp.	2.75		11/15/35	345,243
	Oil Field Machine & Equipment (0.1%)
310	Cameron International Corp.	2.50		06/15/26	348,750
	Retail - Consumer Electron (0.2%)
427	RadioShack Corp. (144A) (a)	2.50		08/01/13	463,295
	Wireless Equipment (0.2%)
351	SBA Communications Corp.	1.875		05/01/13	354,510
	Total Convertible Bonds (Cost $4,305,619)				4,209,926
	Commercial Mortgage-Backed Securities (1.0%)
475	Banc of America Commercial Mortgage, Inc. 2007-4 A4	5.935	(b)	02/10/51	496,785
850	Bear Stearns Commercial Mortgage Securities 2007-T26 A4	5.471	(b)	01/12/45	881,027
930	LB-UBS Commercial Mortgage Trust 2006-C6 A4	5.372		09/15/39	963,371
	Total Commercial Mortgage-Backed Securities (Cost $1,888,441)				2,341,183
	Foreign Government Obligations (0.8%)
565	Export-Import Bank of Korea (South Korea)	4.125		09/09/15	574,991
1,345	Korea Development Bank (South Korea)	4.375		08/10/15	1,372,976
	Total Foreign Government Obligations (Cost $1,906,138)				1,947,967
	Municipal Bond (0.3%)
600	State of California - Various Purpose General Obligation Bonds (Cost $602,604)	5.95		04/01/16	641,112

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Agencies - Mortgage-Backed Security (0.0%)
$1	Federal Home Loan Mortgage Corp. Gold (Cost $1,502)	6.50%	12/01/28	$1,609
	Short-Term Investments (1.3%)
	U.S. Government Obligations (f)(g) (0.8%)
1,880	U.S. Treasury Bills (Cost $1,878,793)	0.17 - 0.22	10/28/10	1,878,466
NUMBER OF SHARES (000)
	Investment Company (0.5%)
1,137	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $1,137,273)			1,137,273
	Total Short-Term Investments (Cost $3,016,066)			3,015,739
	Total Investments (Cost $223,659,811) (h)(i)		100.9%	238,843,371
	Liabilities in Excess of Other Assets		(0.9)	(2,107,303)
	Net Assets		100.0%	$236,736,068

  MTN  Medium Term Note.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security. Rate shown is the rate in effect at June 30, 2010.

  (c)  Security issued with perpetual maturity.

  (d)  Security purchased on a when-issued basis.

  (e)  Capital appreciation bond.

  (f)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (g)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (h)  Securities have been designated as collateral in connection with securities purchsed on a when-issued basis, open futures and swap contracts.

  (i)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $16,232,403 and the aggregate gross unrealized depreciation is $1,048,843 resulting in net unrealized appreciation of $15,183,560.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

FUTURES CONTRACTS OPEN AT JUNE 30, 2010:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
468	Long	U.S. Treasury Notes 5 Year September 2010	$55,388,530	$912,364
34	Long	U.S. Treasury Notes 2 Year September 2010	7,440,156	35,523
107	Short	U.S. Treasury Bonds 30 year September 2010	(13,642,500)	(299,819)
338	Short	U.S. Treasury Notes 10 Year September 2010	(41,420,845)	(694,651)
Net Unrealized Depreciation				$(46,583)

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2010:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Goldman Sachs International Sealed Air Corp.	Buy	$505	1.08%	March 20, 2018	$31,763	$—	$31,763	BB+
Bank of America, N.A. Tyco Electronics Ltd.	Buy	925	5.00	June 20, 2014	(112,631)	(38,859)	(151,490)	BBB-
Barclays Capital Whirlpool Corp.	Buy	450	1.00	June 20, 2014	(23,386)	24,263	877	BBB-
Total Credit Default Swaps					$(104,254)	$(14,596)	$(118,850)

  +  Credit rating as issued by Standard & Poor's.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

INTEREST RATE SWAP CONTRACT OPEN AT JUNE 30, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Bank of America, N.A.	$27,340	3 Month LIBOR	Receive	2.625%	03/11/15	$(821,020)

LIBOR  London Interbank Offered Rate.

LONG-TERM CREDIT ANALYSIS
AAA	1.3%
AA	7.5
A	31.6
BBB	51.3
BB	6.7
B or BELOW	0.9
NOT RATED	0.7
	100.0	%++

  ++  Does not include open long/short futures contracts with an underlying face amount of $117,892,031 with net unrealized depreciation of $46,583. Also does not include open swap contracts with net unrealized depreciation of $925,274.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2010 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.4%) Australia (2.7%)
	Airports
130,645	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$185,023
188,113	MAP Group (Stapled Securities) (b)	422,303
		607,326
	Oil & Gas Storage & Transportation
105,100	APA Group (Stapled Securities) (b)	316,357
	Toll Roads
830,995	Intoll Group (Stapled Securities) (a)(b)	722,643
	Transmission & Distribution
234,660	Spark Infrastructure Group	225,001
	Total Australia	1,871,327
	Brazil (0.5%)
	Water
7,800	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	322,452
	Canada (14.8%)
	Oil & Gas Storage & Transportation
80,140	Enbridge, Inc.	3,732,414
164,160	TransCanada Corp.	5,491,276
		9,223,690
	Ports
10,150	Westshore Terminals Income Fund (Units) (a)	165,043
	Transmission & Distribution
35,940	Fortis, Inc.	917,617
	Total Canada	10,306,350

NUMBER OF SHARES		VALUE
	China (5.6%)
	Airports
370,000	Beijing Capital International Airport Co., Ltd. (c)	$217,105
	Oil & Gas Storage & Transportation
173,000	Beijing Enterprises Holdings Ltd. (c)	1,123,824
463,000	Xinao Gas Holdings Ltd. (c)	1,006,914
		2,130,738
	Ports
255,000	China Merchants Holdings International Co., Ltd. (c)	847,672
	Toll Roads
809,000	Jiangsu Expressway Co., Ltd. (c)	732,381
	Total China	3,927,896
	France (6.8%)
	Airports
5,300	Aeroports de Paris (ADP)	337,764
	Communications
23,530	Eutelsat Communications	786,107
108,367	SES SA	2,250,918
		3,037,025
	Toll Roads
200,636	Groupe Eurotunnel SA	1,355,976
	Total France	4,730,765
	Germany (0.5%)
	Airports
9,025	Fraport AG Frankfurt Airport Services Worldwide	383,580
	Hong Kong (3.8%)
	Oil & Gas Storage & Transportation
1,067,000	Hong Kong & China Gas Co., Ltd.	2,637,275

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Italy (4.7%)
	Oil & Gas Storage & Transportation
221,998	Snam Rete Gas SpA	$882,548
	Toll Roads
91,668	Atlantia SpA	1,625,153
	Transmission & Distribution
214,500	Terna Rete Elettrica Nazionale SpA	772,504
	Total Italy	3,280,205
	Japan (0.4%)
	Airports
18,100	Japan Airport Terminal Co., Ltd.	268,327
	Mexico (1.3%)
	Airports
17,400	Grupo Aeroportuario del Pacifico SAB de CV (ADR)	505,470
8,900	Grupo Aeroportuario del Sureste SAB de CV (ADR)	405,306
	Total Mexico	910,776
	Netherlands (0.3%)
	Oil & Gas Storage & Transportation
6,502	Koninklijke Vopak N.V.	238,616
	New Zealand (0.7%)
	Airports
382,511	Auckland International Airport Ltd.	488,927
	Spain (9.4%)
	Diversified
204,242	Ferrovial SA	1,319,479

NUMBER OF SHARES		VALUE
	Oil & Gas Storage & Transportation
92,841	Enagas	$1,395,271
	Toll Roads
199,015	Abertis Infraestructuras SA	2,867,600
	Transmission & Distribution
27,459	Red Electrica Corp. SA	981,564
	Total Spain	6,563,914
	Switzerland (0.4%)
	Airports
936	Flughafen Zuerich AG	277,312
	United Kingdom (10.3%)
	Transmission & Distribution
618,900	National Grid PLC	4,559,106
	Water
49,700	Northumbrian Water Group PLC	225,138
65,400	Pennon Group PLC	535,934
37,900	Severn Trent PLC	691,509
147,600	United Utilities Group PLC	1,150,176
		2,602,757
	Total United Kingdom	7,161,863
	United States (34.2%)
	Communications
108,080	American Tower Corp. (Class A) (d)	4,809,560
69,620	Crown Castle International Corp. (d)	2,594,041
34,630	SBA Communications Corp. (Class A) (d)	1,177,766
		8,581,367
	Diversified
161,930	Centerpoint Energy, Inc.	2,130,999

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Oil & Gas Storage & Transportation
13,950	AGL Resources, Inc.	$499,689
17,030	Atmos Energy Corp.	460,491
18,372	Kinder Morgan Management LLC (d)	1,039,672
5,090	New Jersey Resources Corp.	179,168
56,810	NiSource, Inc.	823,745
23,440	Oneok, Inc.	1,013,780
26,470	Southern Union Co.	578,634
6,650	Southwest Gas Corp.	196,175
151,766	Spectra Energy Corp.	3,045,944
		7,837,298
	Transmission & Distribution
48,910	Consolidated Edison, Inc.	2,108,021
11,850	ITC Holdings Corp.	626,983
36,200	Northeast Utilities	922,376
9,710	NorthWestern Corp.	254,402
21,180	NSTAR	741,300
		4,653,082
	Water
12,690	American Water Works Co., Inc.	261,414
22,620	Aqua America, Inc.	399,922
		661,336
	Total United States	23,864,082
	Total Common Stocks (Cost $72,567,653)	67,233,667

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (3.0%)
	Investment Company
2,073	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $2,072,728)	$2,072,728
Total Investments (Cost $74,640,381) (e)(f)	99.4%	69,306,395
Other Assets in Excess of Liabilities	0.6	394,203
Net Assets	100.0%	$69,700,598

ADR  American Depositary Receipt.

  (a)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (b)  Comprised of securities in separate entities that are traded as a single stapled security.

  (c)  Security trades on the Hong Kong exchange.

  (d)  Non-income producing security.

  (e)  The market value and percentage of total investments, $31,830,007 and 45.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,737,097 and the aggregate gross unrealized depreciation is $7,071,083 resulting in net unrealized depreciation of $5,333,986.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Summary of Investments ■ June 30, 2010 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$24,661,793	35.6%
Transmission & Distribution	12,108,874	17.5
Communications	11,618,392	16.8
Toll Roads	7,303,753	10.5
Water	3,586,545	5.1
Airports	3,491,117	5.0
Diversified	3,450,478	5.0
Investment Company	2,072,728	3.0
Ports	1,012,715	1.5
	$69,306,395	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2010 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.9%) Belgium (1.8%)
	Chemicals
37,255	Umicore	$1,078,001
	Finland (1.9%)
	Machinery
29,601	Kone Oyj (Class B)	1,176,999
	France (10.0%)
	Commercial Banks
27,038	BNP Paribas	1,443,681
26,475	Societe Generale	1,076,972
		2,520,653
	Electrical Equipment
14,830	Schneider Electric SA	1,501,019
	Hotels, Restaurants & Leisure
22,211	Accor SA (a)(b)	1,020,017
	Multi-Utilities
38,934	GDF Suez	1,101,546
	Total France	6,143,235
	Germany (15.1%)
	Automobiles
32,400	Daimler AG (b)	1,640,649
	Diversified Telecommunication Services
88,347	Deutsche Telecom AG (Registered Shares)	1,041,459
	Food & Staples Retailing
16,281	Metro AG	827,722
	Industrial Conglomerates
20,804	Siemens AG (Registered Shares)	1,861,690
	Insurance
8,503	Muenchener Rueckversicherungs AG (Registered Shares)	1,064,512
	Machinery
16,004	MAN SE	1,319,407

NUMBER OF SHARES		VALUE
	Pharmaceuticals
27,248	Bayer AG	$1,520,307
	Total Germany	9,275,746
	Greece (0.8%)
	Commercial Banks
47,580	National Bank of Greece SA (b)	518,441
	Luxembourg (1.8%)
	Metals & Mining
40,483	ArcelorMittal (a)	1,076,692
	Netherlands (1.8%)
	Diversified Telecommunication Services
86,232	Koninklijke KPN N.V.	1,101,086
	Portugal (1.3%)
	Oil, Gas & Consumable Fuels
51,670	Galp Energia SGPS SA (Class B)	771,518
	Spain (1.7%)
	Commercial Banks
102,755	Banco Bilbao Vizcaya Argentaria SA	1,060,070
	Switzerland (14.3%)
	Food Products
68,142	Nestle SA (Registered Shares)	3,287,850
	Insurance
6,281	Zurich Financial Services AG	1,378,748
	Pharmaceuticals
39,985	Novartis AG (Registered Shares)	1,939,930
15,468	Roche Holding AG	2,124,122
		4,064,052
	Total Switzerland	8,730,650

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (44.6%)
	Aerospace & Defense
137,415	Rolls-Royce Group PLC (b)	$1,144,326
	Commercial Banks
378,858	Barclays PLC	1,501,989
292,197	HSBC Holdings PLC	2,665,720
		4,167,709
	Diversified Telecommunication Services
401,264	TalkTalk Telecom Group PLC (b)	741,594
	Food & Staples Retailing
274,512	WM Morrison Supermarkets PLC	1,082,223
	Health Care Equipment & Supplies
77,066	SSL International PLC	922,268
	Insurance
129,725	Prudential PLC	972,301
	Media
137,415	Reed Elsevier PLC	1,014,439
	Metals & Mining
49,153	Anglo American PLC (b)	1,708,735
	Oil, Gas & Consumable Fuels
117,195	BG Group PLC	1,734,847
207,525	BP PLC	996,683
79,997	Royal Dutch Shell PLC (Class A)	2,020,199
68,388	Tullow Oil PLC	1,018,686
		5,770,415
	Pharmaceuticals
103,986	GlaxoSmithKline PLC	1,762,267
	Professional Services
112,693	Experian PLC	975,742

NUMBER OF SHARES		VALUE
	Specialty Retail
238,608	Carphone Warehouse Group PLC (b)	$665,248
2,191,988	DSG International PLC (b)	800,652
		1,465,900
	Tobacco
57,641	British American Tobacco PLC	1,825,188
54,420	Imperial Tobacco Group PLC	1,517,352
		3,342,540
	Wireless Telecommunication Services
1,077,950	Vodafone Group PLC	2,233,748
	Total United Kingdom	27,304,207
	United States (1.8%)
	Auto Components
22,455	Autoliv, Inc. (SDR) (a)(b)	1,074,027
	Total Common Stocks (Cost $63,618,821)	59,310,672
	Preferred Stock (1.8%) Germany
	Health Care Equipment & Supplies
16,203	Fresenius SE (Cost $1,277,576)	1,071,399

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (3.8%) Securities Held as Collateral on Loaned Securities (2.6%)
	Repurchase Agreement (0.4%)
$284,696	Bank of America Securities, LLC (0.05%, dated 06/30/10, due 07/01/10; proceeds $284,696; fully collateralized by a U.S. Government Agency security at the date of this Portfolio of Investments as follows: Government National Mortgage Association; 5.00% due 05/20/40; valued at $290,389) (Cost $284,696)	$284,696
NUMBER OF SHARES (000)
	Investment Company (2.2%)
1,332	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,332,366)	$1,332,366
	Total Securities Held as Collateral on Loaned Securities (Cost $1,617,062)	1,617,062

NUMBER OF SHARES (000)		VALUE
	Investment Company (1.2%)
749	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $748,717)	$748,717
	Total Short-Term Investments (Cost $2,365,779)	2,365,779
Total Investments (Cost $67,262,176) (c)(d)	102.5%	62,747,850
Liabilities in Excess of Other Assets	(2.5)	(1,539,884)
Net Assets	100.0%	$61,207,966

SDR  Swedish Depositary Receipt.

  (a)  All or a portion of this security was on loan at June 30, 2010.

  (b)  Non-income producing security.

  (c)  The market value and percentage of total investments, $60,382,071 and 96.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,641,001 and the aggregate gross unrealized depreciation is $11,155,327 resulting in net unrealized depreciation of $4,514,326.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2010:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
GBP	4,410,000	EUR	5,364,115	07/30/2010	$(28,390)

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ June 30, 2010 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$8,266,873	13.5%
Pharmaceuticals	7,346,626	12.0
Oil, Gas & Consumable Fuels	6,541,933	10.7
Insurance	3,415,561	5.6
Tobacco	3,342,540	5.5
Food Products	3,287,850	5.4
Diversified Telecommunication Services	2,884,139	4.7
Metals & Mining	2,785,427	4.5
Machinery	2,496,406	4.1
Wireless Telecommunication Services	2,233,748	3.6
Health Care Equipment & Supplies	1,993,667	3.3
Food & Staples Retailing	1,909,945	3.1
Industrial Conglomerates	1,861,690	3.0

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Automobiles	$1,640,649		2.7%
Electrical Equipment	1,501,019		2.4
Specialty Retail	1,465,900		2.4
Aerospace & Defense	1,144,326		1.9
Multi-Utilities	1,101,546		1.8
Chemicals	1,078,001		1.8
Auto Components	1,074,027		1.8
Hotels, Restaurants & Leisure	1,020,017		1.7
Media	1,014,439		1.7
Professional Services	975,742		1.6
Investment Company	748,717		1.2
	$61,130,788	^	100.0%

^  Does not reflect the value of securities held as collateral on loaned securities and does not include open forward foreign currency contracts with total unrealized depreciation of $28,390.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ June 30, 2010 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.8%)
	Air Freight & Logistics (2.3%)
154,010	Expeditors International of Washington, Inc.	$5,314,885
	Capital Markets (3.2%)
118,634	Greenhill & Co., Inc.	7,252,096
	Chemicals (2.6%)
129,255	Monsanto Co.	5,974,166
	Computers & Peripherals (11.2%)
71,838	Apple, Inc. (a)	18,069,412
243,274	Teradata Corp. (a)	7,414,992
		25,484,404
	Distributors (3.9%)
2,010,000	Li & Fung Ltd. (Bermuda) (b)	8,997,816
	Diversified Financial Services (6.7%)
756,375	BM&F Bovespa SA (Brazil)	4,877,675
224,821	Leucadia National Corp. (a)	4,386,258
223,158	MSCI, Inc. (Class A) (a)	6,114,529
		15,378,462
	Food Products (2.7%)
124,556	Mead Johnson Nutrition Co.	6,242,747
	Health Care Technology (2.0%)
170,087	athenahealth, Inc. (a)	4,444,373
	Hotels, Restaurants & Leisure (10.4%)
70,447	Accor SA (France) (a)	3,235,204
199,107	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	7,478,459
264,575	Las Vegas Sands Corp. (a)	5,857,691
95,415	Wynn Resorts Ltd.	7,277,302
		23,848,656

NUMBER OF SHARES		VALUE
	Information Technology Services (5.5%)
336,599	Redecard SA (Brazil)	$4,684,414
112,045	Visa, Inc. (Class A)	7,927,183
		12,611,597
	Internet & Catalog Retail (6.4%)
133,873	Amazon.com, Inc. (a)	14,626,964
	Internet Software & Services (12.2%)
97,776	Baidu, Inc. (ADR) (Cayman Islands) (a)	6,656,590
30,676	Google, Inc. (Class A) (a)	13,649,286
466,100	Tencent Holdings Ltd. (Cayman Islands) (b)	7,686,178
		27,992,054
	Life Sciences Tools & Services (6.0%)
181,201	Illumina, Inc. (a)	7,887,679
102,339	Techne Corp.	5,879,376
		13,767,055
	Oil, Gas & Consumable Fuels (6.1%)
127,706	Range Resources Corp.	5,127,396
200,051	Ultra Petroleum Corp. (Canada) (a)	8,852,257
		13,979,653
	Professional Services (5.7%)
147,773	CoStar Group, Inc. (a)	5,733,593
246,957	Verisk Analytics, Inc. (Class A) (a)	7,384,014
		13,117,607
	Real Estate Management & Development (3.9%)
391,554	Brookfield Asset Management, Inc. (Class A) (Canada)	8,856,951

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Semiconductors & Semiconductor Equipment (1.9%)
262,522	Tessera Technologies, Inc. (a)	$4,213,478
	Software (3.1%)
82,063	Salesforce.com, Inc. (a)	7,042,647
	Total Common Stocks (Cost $205,066,803)	219,145,611
	Convertible Preferred Stock (0.6%)
	Alternative Energy
488,605	Better Place, LLC (Cost $1,465,815) (c)(d)	1,465,815
NUMBER OF SHARES (000)
	Short-Term Investment (2.4%)
	Investment Company
5,513	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $5,513,382)	5,513,382
Total Investments (Cost $212,046,000) (e)(f)	98.8%	226,124,808
Other Assets in Excess of Liabilities	1.2	2,686,961
Net Assets	100.0%	$228,811,769

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  At June 30, 2010, the Portfolio held $1,465,815 of fair valued securities, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Illiquid security. Resale is restricted to qualified institutional investors.

  (e)  The market value and percentage of total investments, $19,919,198 and 8.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $40,668,968 and the aggregate gross unrealized depreciation is $26,590,160 resulting in net unrealized appreciation of $14,078,808.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Summary of Investments ■ June 30, 2010 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$27,992,054	12.4%
Computers & Peripherals	25,484,404	11.3
Hotels, Restaurants & Leisure	23,848,656	10.5
Diversified Financial Services	15,378,462	6.8
Internet & Catalog Retail	14,626,964	6.5
Oil, Gas & Consumable Fuels	13,979,653	6.2
Life Sciences Tools & Services	13,767,055	6.1
Professional Services	13,117,607	5.8
Information Technology Services	12,611,597	5.6
Distributors	8,997,816	4.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Real Estate Management & Development	$8,856,951	3.9%
Capital Markets	7,252,096	3.2
Software	7,042,647	3.1
Food Products	6,242,747	2.8
Chemicals	5,974,166	2.6
Investment Company	5,513,382	2.4
Air Freight & Logistics	5,314,885	2.3
Health Care Technology	4,444,373	2.0
Semiconductors & Semiconductor Equipment	4,213,478	1.9
Alternative Energy	1,465,815	0.6
	$226,124,808	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2010 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (94.0%)
	Air Freight & Logistics (2.3%)
17,695	Expeditors International of Washington, Inc.	$610,654
	Capital Markets (3.1%)
13,630	Greenhill & Co., Inc.	833,202
	Chemicals (2.5%)
14,850	Monsanto Co.	686,367
	Computers & Peripherals (11.1%)
8,578	Apple, Inc. (a)	2,157,624
27,950	Teradata Corp. (a)	851,916
		3,009,540
	Distributors (3.8%)
230,000	Li & Fung Ltd. (Bermuda) (b)	1,029,601
	Diversified Financial Services (6.5%)
86,901	BM&F Bovespa SA (Brazil)	560,406
25,830	Leucadia National Corp. (a)	503,943
25,639	MSCI, Inc. (Class A) (a)	702,509
		1,766,858
	Food Products (2.7%)
14,874	Mead Johnson Nutrition Co.	745,485
	Health Care Technology (1.9%)
19,542	athenahealth, Inc. (a)	510,633
	Hotels, Restaurants & Leisure (10.5%)
8,416	Accor SA (France)	386,496
23,721	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	890,961
31,593	Las Vegas Sands Corp. (a)	699,469
11,394	Wynn Resorts Ltd.	869,020
		2,845,946
	Information Technology Services (5.5%)
38,673	Redecard SA (Brazil)	538,208
13,379	Visa, Inc. (Class A)	946,564
		1,484,772

NUMBER OF SHARES		VALUE
	Internet & Catalog Retail (6.2%)
15,381	Amazon.com, Inc. (a)	$1,680,528
	Internet Software & Services (12.0%)
11,607	Baidu, Inc. (ADR) (Cayman Islands) (a)	790,205
3,524	Google, Inc. (Class A) (a)	1,568,004
55,000	Tencent Holdings Ltd. (Cayman Islands) (b)	906,972
		3,265,181
	Life Sciences Tools & Services (5.8%)
20,819	Illumina, Inc. (a)	906,251
11,758	Techne Corp.	675,497
		1,581,748
	Oil, Gas & Consumable Fuels (5.9%)
14,672	Range Resources Corp.	589,081
22,984	Ultra Petroleum Corp. (Canada) (a)	1,017,042
		1,606,123
	Professional Services (5.6%)
16,978	CoStar Group, Inc. (a)	658,746
28,373	Verisk Analytics, Inc. (Class A) (a)	848,353
		1,507,099
	Real Estate Management & Development (3.7%)
44,986	Brookfield Asset Management, Inc. (Class A) (Canada)	1,017,583
	Semiconductors & Semiconductor Equipment (1.8%)
30,162	Tessera Technologies, Inc. (a)	484,100

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Software (3.1%)
9,799	Salesforce.com, Inc. (a)	$840,950
	Total Common Stocks (Cost $23,682,545)	25,506,370
	Convertible Preferred Stock (0.6%)
	Alternative Energy
59,090	Better Place, LLC (Cost $177,270) (c)(d)	177,270
NUMBER OF SHARES (000)
	Short-Term Investment (4.5%)
	Investment Company
1,208	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,208,373)	1,208,373
Total Investments (Cost $25,068,188) (e)(f)	99.1%	26,892,013
Other Assets in Excess of Liabilities	0.9	240,967
Net Assets	100.0%	$27,132,980

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At June 30, 2010, the Portfolio held $177,270 of fair valued securities, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The market value and percentage of total investments, $2,323,069 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $4,748,213 and the aggregate gross unrealized depreciation is $2,924,388 resulting in net unrealized appreciation of $1,823,825.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Summary of Investments ■ June 30, 2010 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$3,265,181	12.1%
Computers & Peripherals	3,009,540	11.2
Hotels, Restaurants & Leisure	2,845,946	10.6
Diversified Financial Services	1,766,858	6.6
Internet & Catalog Retail	1,680,528	6.2
Oil, Gas & Consumable Fuels	1,606,123	6.0
Life Sciences Tools & Services	1,581,748	5.9
Professional Services	1,507,099	5.6
Information Technology Services	1,484,772	5.5
Investment Company	1,208,373	4.5

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Distributors	$1,029,601	3.8%
Real Estate Management & Development	1,017,583	3.8
Software	840,950	3.1
Capital Markets	833,202	3.1
Food Products	745,485	2.8
Chemicals	686,367	2.5
Air Freight & Logistics	610,654	2.3
Health Care Technology	510,633	1.9
Semiconductors & Semiconductor Equipment	484,100	1.8
Alternative Energy	177,270	0.7
	$26,892,013	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (56.9%)
	Aerospace & Defense (2.6%)
19,290	Boeing Co. (The)	$1,210,448
26,755	Northrop Grumman Corp.	1,456,542
41,255	Raytheon Co.	1,996,329
		4,663,319
	Automobiles (0.7%)
41,110	Honda Motor Co., Ltd. (ADR) (Japan)	1,181,913
	Biotechnology (4.3%)
31,500	Alexion Pharmaceuticals, Inc. (a)	1,612,485
23,010	Amgen, Inc. (a)	1,210,326
42,680	Biogen Idec, Inc. (a)	2,025,166
14,930	Celgene Corp. (a)	758,742
28,460	Gilead Sciences, Inc. (a)	975,609
30,620	Vertex Pharmaceuticals, Inc. (a)	1,007,398
		7,589,726
	Capital Markets (0.8%)
56,090	Lazard Ltd. (Class A) (Bermuda)	1,498,164
	Chemicals (1.3%)
67,770	EI Du Pont de Nemours & Co.	2,344,164
	Commercial Banks (0.8%)
55,925	Wells Fargo & Co.	1,431,680
	Commercial Services & Supplies (1.4%)
77,490	Waste Management, Inc.	2,424,662
	Communications Equipment (0.8%)
70,100	Cisco Systems, Inc. (a)	1,493,831
	Computers & Peripherals (2.7%)
8,795	Apple, Inc. (a)	2,212,206
54,645	EMC Corp. (a)	1,000,004
12,623	International Business Machines Corp.	1,558,688
		4,770,898
	Consumer Finance (0.9%)
40,950	American Express Co.	1,625,715
	Diversified Financial Services (2.6%)
69,525	Bank of America Corp.	999,074
602,800	Citigroup, Inc. (See Note 6) (a)	2,266,528
34,920	JPMorgan Chase & Co.	1,278,421
		4,544,023

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services (0.8%)
52,400	Verizon Communications, Inc.	$1,468,248
	Electric Utilities (1.0%)
56,200	American Electric Power Co., Inc.	1,815,260
	Electrical Equipment (1.0%)
41,770	Emerson Electric Co.	1,824,931
	Electronic Equipment, Instruments & Components (0.4%)
44,060	Corning, Inc.	711,569
	Energy Equipment & Services (1.7%)
12,750	Diamond Offshore Drilling, Inc.	792,923
47,920	Halliburton Co.	1,176,436
74,725	Weatherford International Ltd. (Switzerland) (a)	981,886
		2,951,245
	Food & Staples Retailing (0.6%)
18,685	Costco Wholesale Corp.	1,024,499
	Food Products (1.1%)
21,090	Kellogg Co.	1,060,827
28,570	Kraft Foods, Inc. (Class A)	799,960
		1,860,787
	Health Care Equipment & Supplies (1.0%)
11,290	C.R. Bard, Inc.	875,314
22,660	Covidien PLC (Ireland)	910,479
		1,785,793
	Hotels, Restaurants & Leisure (1.3%)
28,440	Carnival Corp. (Units) (Panama) (b)	860,026
20,460	McDonald's Corp.	1,347,700
		2,207,726
	Hotels/Resorts/Cruiselines (1.7%)
159,420	Chicago Bridge & Iron Co. N.V. (NY Registered Shares) (Netherlands) (a)	2,998,690
	Household Durables (1.6%)
48,570	DR Horton, Inc.	477,443
53,060	Gafisa SA (ADR) (Brazil)	642,557
45,400	Lennar Corp. (Class A)	631,514
22,355	Sony Corp. (ADR) (Japan)	596,431
141,750	Standard Pacific Corp. (a)	472,028
		2,819,973

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Household Products (0.4%)
8,910	Colgate-Palmolive Co.	$701,752
	Industrial Conglomerates (1.3%)
160,150	General Electric Co.	2,309,363
	Information Technology Services (0.6%)
13,695	Visa, Inc. (Class A)	968,921
	Insurance (1.6%)
23,770	Chubb Corp.	1,188,738
106,250	XL Capital Ltd. (Class A) (Cayman Islands)	1,701,062
		2,889,800
	Internet Software & Services (0.7%)
21,350	eBay, Inc. (a)	418,673
1,745	Google, Inc. (Class A) (a)	776,438
		1,195,111
	Life Sciences Tools & Services (0.7%)
25,560	Thermo Fisher Scientific, Inc. (a)	1,253,718
	Machinery (1.6%)
24,810	Parker Hannifin Corp.	1,375,963
84,670	Trinity Industries, Inc.	1,500,352
		2,876,315
	Metals & Mining (1.7%)
145,575	AK Steel Holding Corp.	1,735,254
25,775	Kinross Gold Corp. (Canada)	440,495
23,255	United States Steel Corp.	896,480
		3,072,229
	Multiline Retail (0.5%)
19,240	Kohl's Corp. (a)	913,900
	Oil, Gas & Consumable Fuels (1.7%)
17,020	Exxon Mobil Corp.	971,331
40,435	Hess Corp.	2,035,498
		3,006,829
	Pharmaceuticals (2.7%)
26,280	Johnson & Johnson	1,552,097
53,685	Merck & Co., Inc.	1,877,364
92,360	Pfizer, Inc.	1,317,054
		4,746,515

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REITs) (0.7%)
38,040	Plum Creek Timber Co., Inc.	$1,313,521
	Real Estate Management & Development (1.5%)
136,220	CB Richard Ellis Group, Inc. (Class A) (a)	1,853,954
50,680	E-House China Holdings Ltd. (ADR) (Cayman Islands)	750,571
		2,604,525
	Semiconductors & Semiconductor Equipment (2.6%)
73,700	Applied Materials, Inc.	885,874
94,105	Intel Corp.	1,830,342
30,000	KLA-Tencor Corp.	836,400
101,117	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)	986,902
		4,539,518
	Software (3.8%)
179,585	Activision Blizzard, Inc.	1,883,847
88,050	Microsoft Corp.	2,026,030
131,745	Oracle Corp.	2,827,248
		6,737,125
	Specialty Retail (1.2%)
51,120	Staples, Inc.	973,836
25,670	TJX Cos., Inc.	1,076,857
		2,050,693
	Tobacco (1.5%)
53,010	Altria Group, Inc.	1,062,320
35,245	Philip Morris International, Inc.	1,615,631
		2,677,951
	Water Utilities (1.0%)
87,945	American Water Works Co., Inc.	1,811,667
	Total Common Stocks (Cost $92,726,662)	100,706,269

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (9.7%)
	Advertising Services (0.1%)
$100	WPP Finance (United Kingdom)	8.00%	09/15/14	117,352

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Aerospace & Defense (0.1%)
$20	Bombardier, Inc. (144A) (Canada) (c)	7.50%	03/15/18	$20,700
40	Bombardier, Inc. (144A) (Canada) (c)	7.75	03/15/20	41,700
79	Systems 2001 Asset Trust (144A) (Cayman Islands) (c)	6.664	09/15/13	83,868
				146,268
	Agricultural Operations (0.0%)
45	Bunge Ltd. Finance Corp.	8.50	06/15/19	53,825
	Airlines (0.1%)
140	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	131,611
	Auto - Cars/Light Trucks (0.0%)
60	Daimler Finance North America LLC	7.30	01/15/12	64,698
	Beverages (0.1%)
25	Anheuser-Busch InBev Worldwide, Inc. (144A) (c)	5.375	11/15/14	27,360
50	Anheuser-Busch InBev Worldwide, Inc. (144A) (c)	7.20	01/15/14	57,537
				84,897
	Beverages - Wine/Spirits (0.0%)
25	Constellation Brands, Inc.	7.25	09/01/16	25,344
	Brewery (0.1%)
95	FBG Finance Ltd. (144A) (Australia) (c)	5.125	06/15/15	101,948
	Broadcast Service/Program (0.0%)
60	Discovery Communications LLC	5.05	06/01/20	62,490
	Building Product - Cement/Aggregation (0.1%)
75	CRH America, Inc.	6.00	09/30/16	83,719
30	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (c)	6.00	12/30/19	32,061
				115,780
	Building Societies (0.1%)
170	Nationwide Building Society (144A) (United Kingdom) (c)	6.25	02/25/20	179,711
	Cable/Satellite TV (0.1%)
15	COX Communications, Inc. (144A) (c)	8.375	03/01/39	20,457
45	CSC Holdings LLC	7.625	07/15/18	45,731
30	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875	10/01/19	32,831
30	DirecTV Holdings LLC/Financing Co., Inc.	7.625	05/15/16	32,626
40	DISH DBS Corp.	7.125	02/01/16	40,300
				171,945

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Capital Markets (0.4%)
$305	Goldman Sachs Group, Inc. (The)	6.15%	04/01/18	$319,984
80	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	78,668
60	Goldman Sachs Group, Inc. (The)	7.50	02/15/19	67,175
125	Macquarie Group Ltd. (144A) (Australia) (c)	6.00	01/14/20	126,917
65	UBS AG/Stamford CT (Switzerland)	5.875	12/20/17	68,905
				661,649
	Chemicals (0.1%)
110	Mosaic Co. (The) (144A) (c)	7.625	12/01/16	118,844
	Commercial Banks (1.2%)
175	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	195,006
110	Commonwealth Bank of Australia (144A) (Australia) (c)	5.00	10/15/19	114,397
100	Credit Agricole SA (144A) (France) (c)	3.50	04/13/15	97,972
25	Credit Suisse (Switzerland)	6.00	02/15/18	26,126
240	Credit Suisse AG (Switzerland)	5.40	01/14/20	239,063
130	HBOS PLC (144A) (United Kingdom) (c)	6.75	05/21/18	121,861
100	HSBC Bank PLC (144A) (c)	3.50	06/28/15	101,077
115	National Australia Bank Ltd. (144A) (Australia) (c)	3.75	03/02/15	117,862
105	PNC Funding Corp.	5.125	02/08/20	109,387
60	PNC Funding Corp.	6.70	06/10/19	68,877
160	Rabobank Nederland N.V. (144A) (Netherlands) (c)	4.75	01/15/20	164,594
100	Regions Financial Corp.	5.75	06/15/15	99,473
100	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875	03/16/15	99,599
100	Standard Chartered Bank (144A) (United Kingdom) (c)	6.40	09/26/17	107,900
100	Svenska Handelsbanken AB (144A) (Sweden) (c)	5.125	03/30/20	102,668
270	Wells Fargo & Co.	5.625	12/11/17	295,614
				2,061,476
	Commercial Services & Supplies (0.1%)
80	Waste Management, Inc.	6.125	11/30/39	86,809
	Computers & Peripherals (0.1%)
100	International Business Machines Corp.	7.625	10/15/18	128,782
	Consumer Finance (0.1%)
70	American Express Co.	8.125	05/20/19	87,055
	Diversified Financial Services (0.8%)
135	Bank of America Corp. (Series L)	5.65	05/01/18	138,567
145	Bank of America Corp.	5.75	12/01/17	150,603
110	Citigroup, Inc. (See Note 6)	5.875	05/29/37	103,497

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$185	Citigroup, Inc. (See Note 6)	6.125%	11/21/17	$193,483
70	Citigroup, Inc. (See Note 6)	6.125	05/15/18	73,171
70	Citigroup, Inc. (See Note 6)	8.50	05/22/19	83,584
160	General Electric Capital Corp.	5.625	05/01/18	170,304
280	General Electric Capital Corp. (Series G)	6.00	08/07/19	303,655
20	JPMorgan Chase & Co.	3.40	06/24/15	20,068
55	JPMorgan Chase & Co.	4.95	03/25/20	57,269
30	JPMorgan Chase & Co.	6.00	01/15/18	33,178
				1,327,379
	Diversified Manufactured Operation (0.2%)
90	Cooper US, Inc.	5.25	11/15/12	97,150
200	Tyco Electronics Group SA (Luxembourg)	5.95	01/15/14	221,360
				318,510
	Diversified Minerals (0.2%)
100	Anglo American Capital PLC (144A) (United Kingdom) (c)	9.375	04/08/19	128,823
150	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	197,160
60	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	63,606
25	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	26,243
				415,832
	Diversified Telecommunication Services (0.3%)
95	AT&T, Inc.	6.15	09/15/34	100,063
155	AT&T, Inc.	6.30	01/15/38	168,775
15	Verizon Communications, Inc.	5.85	09/15/35	15,524
80	Verizon Communications, Inc.	6.35	04/01/19	92,730
65	Verizon Communications, Inc.	8.95	03/01/39	92,372
				469,464
	Electric - Integrated (0.5%)
120	CMS Energy Corp.	6.25	02/01/20	114,768
50	EDF SA (144A) (c)	4.60	01/27/20	51,449
125	Enel Finance International SA (144A) (Luxembourg) (c)	5.125	10/07/19	125,786
150	Exelon Generation Co. LLC	5.20	10/01/19	159,861
100	NiSource Finance Corp.	6.125	03/01/22	106,961
75	NiSource Finance Corp.	6.80	01/15/19	83,633
75	Ohio Power Co. (Series M)	5.375	10/01/21	80,200
55	PPL Energy Supply LLC	6.30	07/15/13	61,030
35	PPL Energy Supply LLC	6.50	05/01/18	38,771
80	Progress Energy, Inc.	7.05	03/15/19	94,673
				917,132

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electric Utilities (0.1%)
$140	FirstEnergy Solutions Corp.	6.05%	08/15/21	$143,080
	Electronic Equipment, Instruments & Components (0.0%)
20	Agilent Technologies, Inc.	5.50	09/14/15	21,552
10	Corning, Inc.	6.625	05/15/19	11,717
20	Corning, Inc.	7.25	08/15/36	22,458
				55,727
	Energy Equipment & Services (0.1%)
85	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	102,513
	Filtration/Separation Products (0.0%)
35	Pall Corp.	5.00	06/15/20	36,375
	Finance - Auto Loans (0.0%)
35	Nissan Motor Acceptance Corp. (144A) (c)	4.50	01/30/15	36,151
	Finance - Consumer Loans (0.1%)
75	HSBC Finance Corp.	6.375	10/15/11	78,404
60	SLM Corp. (Series A)	5.00	10/01/13	57,400
				135,804
	Finance - Credit Card (0.1%)
110	American Express Credit Corp. (Series C)	7.30	08/20/13	124,631
	Finance - Investment Banker/Broker (0.4%)
60	Bear Stearns Cos. LLC (The)	6.40	10/02/17	66,742
200	Bear Stearns Cos. LLC (The)	7.25	02/01/18	233,888
225	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	240,389
80	Nomura Holdings, Inc.	6.70	03/04/20	84,787
105	TD Ameritrade Holding Corp.	5.60	12/01/19	110,819
				736,625
	Finance - Other Services (0.1%)
75	Iberdrola Finance Ireland Ltd. (144A) (Ireland) (c)	5.00	09/11/19	73,599
80	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	81,792
				155,391
	Food - Baking (0.1%)
100	Grupo Bimbo SAB de CV (144A) (c)	4.875	06/30/20	101,302
	Food - Miscellaneous/Diversified (0.1%)
30	ConAgra Foods, Inc.	7.00	10/01/28	35,386
55	ConAgra Foods, Inc.	8.25	09/15/30	71,019
				106,405

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Food - Retail (0.0%)
$15	Delhaize America, Inc.	9.00%	04/15/31	$20,558
	Food Products (0.1%)
20	Kraft Foods, Inc.	5.375	02/10/20	21,472
180	Kraft Foods, Inc.	7.00	08/11/37	212,787
				234,259
	Health Care Equipment & Supplies (0.1%)
125	Boston Scientific Corp.	6.00	01/15/20	124,326
	Health Care Providers & Services (0.0%)
60	Medco Health Solutions, Inc.	7.125	03/15/18	71,789
	Hotels & Motels (0.0%)
40	Hyatt Hotels Corp. (144A) (c)	6.875	08/15/19	43,079
	Independent Power Producer (0.0%)
45	NRG Energy, Inc.	8.50	06/15/19	45,956
	Insurance (0.2%)
85	MetLife, Inc. (See Note 6)	7.717	02/15/19	101,333
50	Principal Financial Group, Inc.	8.875	05/15/19	61,406
85	Prudential Financial, Inc. (MTN)	4.75	09/17/15	87,857
40	Prudential Financial, Inc. (MTN)	6.625	12/01/37	42,088
20	Prudential Financial, Inc. (Series D)	7.375	06/15/19	23,198
				315,882
	Life/Health Insurance (0.0%)
75	Pacific LifeCorp (144A) (c)	6.00	02/10/20	79,736
	Media (0.4%)
50	CBS Corp.	8.875	05/15/19	63,008
50	Comcast Corp.	5.15	03/01/20	52,447
115	Comcast Corp.	5.70	05/15/18	126,615
15	Comcast Corp.	6.45	03/15/37	16,273
45	Time Warner Cable, Inc.	6.75	06/15/39	49,879
65	Time Warner Cable, Inc.	8.75	02/14/19	82,144
25	Time Warner, Inc.	4.875	03/15/20	25,832
40	Time Warner, Inc.	5.875	11/15/16	45,153
60	Time Warner, Inc.	7.70	05/01/32	72,570
80	Viacom, Inc.	6.875	04/30/36	90,856
				624,777
	Medical - Biomedical/Genetics (0.1%)
55	Genzyme Corp. (144A) (c)	3.625	06/15/15	55,695
60	Life Technologies Corp.	6.00	03/01/20	65,095
				120,790

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Metal - Copper (0.0%)
$20	Southern Copper Corp.	5.375%	04/16/20	$20,147
30	Southern Copper Corp.	6.75	04/16/40	29,804
				49,951
	Metals & Mining (0.1%)
15	ArcelorMittal (Luxembourg)	7.00	10/15/39	15,894
50	ArcelorMittal (Luxembourg)	9.85	06/01/19	62,580
30	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	33,043
				111,517
	Mortgage Banks (0.1%)
100	Abbey National Treasury Services PLC (144A) (United Kingdom) (c)	3.875	11/10/14	98,835
	Multi-line Insurance (0.1%)
75	Aegon N.V. (Netherlands)	4.625	12/01/15	76,793
50	Allstate Corp. (The) (See Note 6)	7.45	05/16/19	59,027
85	Hartford Financial Services Group, Inc.	5.50	03/30/20	82,653
				218,473
	Multimedia (0.1%)
65	NBC Universal, Inc. (144A) (c)	5.15	04/30/20	67,925
100	News America, Inc.	7.85	03/01/39	123,786
45	Vivendi SA (144A) (France) (c)	6.625	04/04/18	50,231
				241,942
	Office Electronics (0.0%)
15	Xerox Corp.	5.625	12/15/19	15,991
45	Xerox Corp.	6.35	05/15/18	50,273
				66,264
	Oil Companies - Exploration & Production (0.2%)
95	Anadarko Petroleum Corp.	6.95	06/15/19	83,070
35	EQT Corp.	8.125	06/01/19	41,240
100	Gaz Capital SA (144A) (Luxembourg) (c)	6.51	03/07/22	96,850
30	Pioneer Natural Resources Co.	6.65	03/15/17	30,302
95	Questar Market Resources, Inc.	6.80	04/01/18	99,582
				351,044
	Oil Company - Integrated (0.1%)
50	Cenovus Energy, Inc.	5.70	10/15/19	54,711
80	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	80,964
				135,675

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Oil Refining & Marketing (0.0%)
$55	Motiva Enterprises LLC (144A) (c)	5.75%	01/15/20	$60,630
	Oil, Gas & Consumable Fuels (0.0%)
75	Hess Corp.	6.00	01/15/40	77,811
	Paper & Related Products (0.1%)
25	International Paper Co.	7.30	11/15/39	27,656
75	International Paper Co.	7.50	08/15/21	87,989
				115,645
	Pipelines (0.5%)
55	CenterPoint Energy Resources Corp.	6.25	02/01/37	58,415
25	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	28,665
20	Colorado Interstate Gas Co.	6.80	11/15/15	23,145
50	El Paso Corp. (MTN)	8.25	02/15/16	52,625
75	Energy Transfer Partners LP	8.50	04/15/14	86,967
35	Enterprise Products Operating LLC	5.25	01/31/20	36,101
90	Enterprise Products Operating LLC (Series N)	6.50	01/31/19	101,077
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	54,085
135	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	129,600
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	60,103
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	71,733
50	Spectra Energy Capital LLC	7.50	09/15/38	56,157
55	Texas Eastern Transmission LP	7.00	07/15/32	65,340
				824,013
	Property Trust (0.0%)
75	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (c)	6.75	09/02/19	83,504
	Real Estate Investment Trusts (REITs) (0.1%)
35	Boston Properties LP	5.625	11/15/20	36,685
50	Boston Properties LP	5.875	10/15/19	53,589
				90,274
	Real Estate Management & Development (0.0%)
65	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	65,769
	Reinsurance (0.1%)
60	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	64,386
60	Reinsurance Group of America, Inc.	6.45	11/15/19	64,240
				128,626
	REIT - Apartments (0.0%)
60	AvalonBay Communities, Inc. (MTN)	6.10	03/15/20	66,437

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	REIT - Diversified (0.1%)
$115	Digital Realty Trust LP (144A) (d)	4.50%	07/15/15	$114,652
75	Duke Realty LP	6.75	03/15/20	78,930
60	Vornado Realty LP	4.25	04/01/15	59,710
				253,292
	REIT - Health Care (0.0%)
60	Health Care, Inc.	6.125	04/15/20	62,181
	REIT - Office Property (0.0%)
40	BioMed Realty LP (144A) (c)	6.125	04/15/20	41,725
	REIT - Regional Malls (0.1%)
100	Simon Property Group LP	6.75	05/15/14	112,489
	Retail - Automobile (0.0%)
40	AutoNation, Inc.	6.75	04/15/18	39,600
	Retail - Discount (0.0%)
40	Wal-Mart Stores, Inc.	5.25	09/01/35	42,278
	Retail - Drug Store (0.1%)
151	CVS Pass-Through Trust	6.036	12/10/28	154,790
	Retail - Mail Order (0.0%)
70	QVC, Inc. (144A) (c)	7.125	04/15/17	68,950
	Retail - Regional Department Store (0.0%)
25	JC Penney Co., Inc.	5.65	06/01/20	24,563
49	JC Penney Corp., Inc.	6.375	10/15/36	46,550
				71,113
	Retail - Restaurants (0.0%)
60	Yum! Brands, Inc.	5.30	09/15/19	64,630
5	Yum! Brands, Inc.	6.875	11/15/37	5,759
				70,389
	Satellite Telecommunication (0.0%)
50	Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.50	01/15/13	50,625
	Schools (0.0%)
65	Duke University	5.15	04/01/19	72,313
	Semiconductor Equipment (0.0%)
45	KLA-Tencor Corp.	6.90	05/01/18	50,418
	Special Purpose Entity (0.4%)
190	AIG SunAmerica Global Financing VI (144A) (c)	6.30	05/10/11	192,850
140	Farmers Exchange Capital (144A) (c)	7.05	07/15/28	133,873
65	Harley-Davidson Funding Corp. (144A) (c)	6.80	06/15/18	68,546
130	New Communications Holdings, Inc. (144A) (c)	8.50	04/15/20	130,975

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$130	Xlliac Global Funding (144A) (c)	4.80%	08/10/10	$130,307
				656,551
	Specialty Retail (0.1%)
90	Home Depot, Inc.	5.875	12/16/36	92,571
	Super-Regional Banks - U.S. (0.2%)
155	Capital One Financial Corp.	6.75	09/15/17	177,785
95	KeyCorp (MTN)	6.50	05/14/13	103,986
				281,771
	Telecommunication Services (0.1%)
50	Qwest Corp.	6.50	06/01/17	50,625
40	Qwest Corp.	6.875	09/15/33	36,900
45	Qwest Corp.	8.375	05/01/16	49,387
100	Sable International Finance Ltd. (144A) (Cayman Islands) (c)	7.75	02/15/17	101,000
				237,912
	Telephone - Integrated (0.2%)
25	CenturyTel, Inc. (Series Q)	6.15	09/15/19	24,520
45	Deutsche Telekom International Finance BV (Netherlands)	8.75	06/15/30	58,281
60	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	64,007
130	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	140,192
95	Telefonica Europe BV (Netherlands)	8.25	09/15/30	117,382
				404,382
	Tobacco (0.1%)
50	Altria Group, Inc.	4.125	09/11/15	51,003
60	Altria Group, Inc.	9.25	08/06/19	75,007
50	BAT International Finance PLC (144A) (United Kingdom) (c)	9.50	11/15/18	65,622
				191,632
	Transport - Rail (0.0%)
25	CSX Corp.	6.15	05/01/37	27,431
40	Union Pacific Corp.	6.125	02/15/20	46,498
				73,929
	Transport - Services (0.0%)
35	Ryder System, Inc. (MTN)	7.20	09/01/15	40,638
	Total Corporate Bonds (Cost $16,182,965)			17,119,916

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Foreign Government Obligations (0.2%)
$230	Brazilian Government International Bond (Brazil)	6.00%	01/17/17	$254,150
25	Peruvian Government International Bond (Peru)	7.125	03/30/19	29,688
105	Republic of Italy (Italy)	6.875	09/27/23	119,728
	Total Foreign Government Obligations (Cost $376,062)			403,566
	U.S. Government Agencies & Obligations (12.0%)
	Commercial Banks - FDIC Guaranteed (0.1%)
200	KeyBank NA	3.20	06/15/12	209,332
	Diversified Financial Services - FDIC Guaranteed (1.7%)
1,200	Citigroup Funding, Inc. (See Note 6)	2.25	12/10/12	1,236,014
300	General Electric Capital Corp.	2.20	06/08/12	308,062
1,200	General Electric Capital Corp. (Series G)	2.625	12/28/12	1,247,771
200	GMAC, Inc.	2.20	12/19/12	205,600
				2,997,447
	Finance - Consumer Loans - FDIC Guaranteed (0.6%)
1,000	John Deere Capital Corp.	2.875	06/19/12	1,040,382
	U.S. Government Agencies (1.3%)
	Federal Home Loan Mortgage Corp.
150		3.75	03/27/19	156,790
400		4.875	06/13/18	453,498
250		6.75	03/15/31	331,943
Federal National Mortgage Assoc.
500		2.875	12/11/13	525,268
700		4.375	10/15/15	775,119
				2,242,618
U.S. Government Obligations (8.3%)
	U.S. Treasury Bonds
1,300		3.50	02/15/39	1,207,782
200		4.375	11/15/39	215,938
270		4.625	02/15/40	303,539
500		6.875	08/15/25	693,828
1,090		7.50	11/15/24	1,581,351
	U.S. Treasury Notes
1,500		1.375	09/15/12	1,523,086
1,300		1.75	03/31/14	1,318,180
815		2.25	01/31/15	835,439
5,000		2.375	10/31/14	5,159,375

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$485		2.75%		02/15/19	$483,257
1,375		3.625		08/15/19	1,454,170
					14,775,945
	Total U.S. Government Agencies & Obligations (Cost $20,705,947)				21,265,724
	Asset-Backed Securities (0.2%)
40	Brazos Student Finance Corp. 2010-1 A1	2.085	(e)	06/25/35	39,985
175	Ford Credit Floorplan Master Owner Trust 2010-3 A2 (144A) (c)	2.05	(e)	02/15/17	179,405
100	GE Dealer Floorplan Master Note Trust 2009-2A A (144A) (c)	1.898	(e)	10/20/14	100,056
30	Harley-Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	30,046
	Total Asset-Backed Securities (Cost $344,997)				349,492
	U.S. Government Agencies - Mortgage-Backed Securities (0.0%)
	Federal Home Loan Mortgage Corp. (ARM) (0.0%)
	2	6.50		05/01/29 - 12/01/31	2,864
	Federal National Mortgage Assoc. (0.0%)
	2	6.50		11/01/29	2,516
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $5,010)				5,380
	Municipal Bonds (0.3%)
	Airport (0.0%)
30	City of Chicago O'Hare Int'l Airport Ser B	6.395		01/01/40	32,643
	General Obligation (0.1%)
75	Chicago Transit Authority Ser B	6.20		12/01/40	79,026
70	City of New York Ser G-1	5.968		03/01/36	73,923
65	New York City Transitional Finance Authority	5.267		05/01/27	68,474
45	State of California Various Purpose General Obligation Bonds	5.95		04/01/16	48,083
30	State of California	6.65		03/01/22	31,928
					301,434
	Power Conversion/Supply Equipment (0.1%)
95	Municipal Electric Authority of Georgia Plant Vogtle	6.655		04/01/57	94,325
50	Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4 Ser 2010 J	6.637		04/01/57	49,523
					143,848

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Transportation (0.1%)
$85	Illinois State Toll Highway Authority (The) 2009 (Series A)	6.184%	01/01/34	$88,824
	Total Municipal Bonds (Cost $547,328)			566,749

NUMBER OF SHARES
	Investment Trusts/Mutual Funds (5.1%)
45,100	CurrencyShares Euro Trust (ETF)	5,496,337
126,600	Market Vectors - Russia (ETF)	3,551,130
	Total Investment Trusts/Mutual Funds (Cost $8,938,412)	9,047,467

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (15.6%)
	U.S. Government Obligation (f)(g) (0.2%)
$450	U.S. Treasury Bill (Cost $449,702)	0.10%	10/28/10	449,851
NUMBER OF SHARES (000)
	Investment Company (15.4%)
27,203	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $27,203,151)			27,203,151
	Total Short-Term Investments (Cost $27,652,853)			27,653,002
	Total Investments (Cost $167,480,236) (h)(i)		100.0%	177,117,565
	Liabilities in Excess of Other Assets		0.0	(80,550)
	Net Assets		100.0%	$177,037,015

  ADR  American Depositary Receipt.

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of June 30, 2010.

  ETF  Exchange Trade Fund.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  (a)  Non-income producing security.

  (b)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (c)  Resale is restricted to qualified institutional investors.

  (d)  Security purchased on a when-issued basis.

  (e)  Floating rate security. Rate shown is the rate in effect at June 30, 2010.

  (f)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (g)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (h)  Securities have been designated as collateral in connection with securities purchased on a when-issued basis, open futures and swap contracts.

  (i)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $16,569,932 and the aggregate gross unrealized depreciation is $6,932,603 resulting in net unrealized appreciation of $9,637,329.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

FUTURES CONTRACTS OPEN AT JUNE 30, 2010:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
51	Long	U.S. Treasury Notes 5 Year September 2010	$6,035,929	$99,182
7	Short	U.S. Treasury Bonds 30 year September 2010	(892,500)	(18,968)
23	Short	U.S. Treasury Notes 10 Year September 2010	(2,818,578)	(44,900)
42	Short	U.S. Treasury Notes 2 Year September 2010	(9,190,781)	(37,317)
Net Unrealized Depreciation				$(2,003)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2010:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Bank of America, N.A. Tyco Electronics Ltd.	Buy	$165	5.00%	June 20, 2014	$(20,091)	$(6,932)	$(27,023)	BBB-

  +  Credit rating as issued by Standard and Poor's.

INTEREST RATE SWAP CONTRACTS OPEN AT JUNE 30, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Bank of America, N.A.***	CAD	1,910	3 Month LIBOR	Pay	5.45%	05/05/25	$(3,906)
Bank of America, N.A.***		$1,840	3 Month LIBOR	Receive	4.915	05/07/25	(22,006)
Credit Suisse Group		$4,022	3 Month LIBOR	Receive	2.625	03/11/15	(120,781)
Total Unrealized Depreciation							$(146,693)

  CAD  Canadian Dollar.

  ***  Forward interest rate swap. Periodic payments on specified notional amount with future effective date, unless terminated earlier.

ZERO COUPON SWAP CONTRACTS OPEN AT JUNE 30, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC^^	$710	3 Month LIBOR	Pay	11/15/19	$16,878
Barclays Bank PLC^	710	3 Month LIBOR	Receive	11/15/19	(91,551)
JPMorgan Chase Bank N.A. New York^	735	3 Month LIBOR	Receive	11/15/19	(88,875)
JPMorgan Chase Bank N.A. New York^	1,330	3 Month LIBOR	Receive	11/15/21	(162,046)
Net Unrealized Depreciation					$(325,594)

LIBOR - London Interbank Offered Rate.

  ^  Portfolio will make payments of $275,331, $279,388, and $589,387, respectively, on termination date.

  ^^  Portfolio will receive payment of $194,966 on termination date.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2010 (unaudited) continued

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$100,706,269		56.9%
Investment Companies	27,203,151		15.4
U.S. Government Agencies & Obligations	21,265,724		12.0
Corporate Bonds	17,119,916		9.7
Investment Trusts/Mutual Funds	9,047,467		5.1
Municipal Bonds	566,749		0.3
U.S. Government Obligation	449,851		0.2
Foreign Government Obligations	403,566		0.2
Asset-Backed Securities	349,492		0.2
U.S. Government Agencies - Mortgage-Backed Securities	5,380		0.0
	$177,117,565	^	100.0%

  ^  Does not include open long/short futures contracts with an underlying face amount of $18,937,788 with net unrealized depreciation of $2,003. Also does not include open swap contracts with net unrealized depreciation of $492,378.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
June 30, 2010 (unaudited)

	Money Market		Limited Duration	Income Plus	Global Infrastructure
Assets:
Investments in securities, at value*	$141,316,138	(1)	$70,050,328	$226,086,070	$67,233,667
Investment in affiliates, at value**	—		4,871,827	12,757,301	2,072,728
Unrealized appreciation on open swap contracts	—		59,664	31,763	—
Cash	5,441		—	—	62,494	(3)
Receivable for:
Investments sold	—		1,531,407	—	—
Interest	23,731		570,832	3,247,978	—
Dividends	—		—	—	430,254
Shares of beneficial interest sold	—		—	—	7,502
Interest and dividends from affiliates	—		27,217	159,316	264
Foreign withholding taxes reclaimed	—		—	—	31,253
Principal paydowns	—		14,490	—	—
Periodic interest on open swap contracts	—		2,049	8,150	—
Variation margin	—		829	—	—
Swap contracts termination	—		28,464	—	—
Prepaid expenses and other assets	7,801		5,602	12,938	7,063
Total Assets	141,353,111		77,162,708	242,303,516	69,845,225
Liabilities:
Collateral on securities loaned, at value	—		—	—	—
Unrealized depreciation on open swap contracts	—		899,704	957,037	—
Unrealized depreciation on open forward foreign currency contracts	—		—	—	—
Payable for:
Shares of beneficial interest redeemed	1,245,683		330,685	3,425,874	43,988
Investments purchased	—		3,311,871	677,940	—
Investment advisory fee	13,820		19,439	90,490	36,337
Periodic interest on open swap contracts	—		54,939	219,945	—
Variation margin	—		—	83,567	—
Distribution fee (Class Y)	—		12,937	29,273	3,283
Administration fee	6,448		5,284	17,263	5,150
Premium received on open swap contracts	—		—	14,596	—
Transfer agent fee	250		250	250	250
Accrued expenses and other payables	42,755		30,892	51,213	55,619
Total Liabilities	1,308,956		4,666,000	5,567,448	144,627
Net Assets	$140,044,155		$72,496,708	$236,736,068	$69,700,598
Composition of Net Assets:
Paid-in-capital	$140,042,685		$107,639,614	$251,148,360	$70,205,283
Net unrealized appreciation (depreciation)	—		584,026	14,211,703	(5,333,112)
Accumulated undistributed net investment income (net investment loss)	1,359		426,339	6,000,586	620,983
Accumulated net realized gain (loss)	111		(36,153,271)	(34,624,581)	4,207,444
Net Assets	$140,044,155		$72,496,708	$236,736,068	$69,700,598
* Cost	$141,316,138		$68,688,176	$212,027,964	$72,567,653
** Affiliated Cost	$—		$4,859,658	$11,631,847	$2,072,728
Class X Shares:
Net Assets	$68,619,193		$15,772,435	$109,768,915	$55,427,543
Shares Outstanding (unlimited shares authorized, $.01 par value)	68,618,444		2,058,090	10,190,311	8,297,471
Net Asset Value Per Share	$1.00		$7.66	$10.77	$6.68
Class Y Shares:
Net Assets	$71,424,962		$56,724,273	$126,967,153	$14,273,055
Shares Outstanding (unlimited shares authorized, $.01 par value)	71,424,247		7,419,103	11,819,030	2,141,215
Net Asset Value Per Share	$1.00		$7.65	$10.74	$6.67

(1)  Including repurchase agreements of $56,831,000.

(2)  Including securities loaned at value of $1,493,425.

(3)  Including foreign currency valued at $62,490 and $422, respectively with a cost of $62,434 and $1,121, respectively.

See Notes to Financial Statements

	European Equity		Capital Opportunities	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$60,666,767	(2)	$220,611,426	$25,683,640	$145,797,777
Investment in affiliates, at value**	2,081,083		5,513,382	1,208,373	31,319,788
Unrealized appreciation on open swap contracts	—		—	—	16,878
Cash	422	(3)	—	—	—
Receivable for:
Investments sold	—		2,622,657	307,296	152,455
Interest	—		—	—	396,775
Dividends	202,683		34,221	4,059	111,731
Shares of beneficial interest sold	11,524		266,815	—	38,054
Interest and dividends from affiliates	92		719	165	11,749
Foreign withholding taxes reclaimed	167,570		—	—	—
Principal paydowns	—		—	—	—
Periodic interest on open swap contracts	—		—	—	1,199
Variation margin	—		—	—	—
Swap contracts termination	—		—	—	20,697
Prepaid expenses and other assets	18,566		33,618	4,093	8,222
Total Assets	63,148,707		229,082,838	27,207,626	177,875,325
Liabilities:
Collateral on securities loaned, at value	1,617,062		—	—	—
Unrealized depreciation on open swap contracts	—		—	—	509,256
Unrealized depreciation on open forward foreign currency contracts	28,390		—	—	—
Payable for:
Shares of beneficial interest redeemed	70,314		79,245	25,325	32,540
Investments purchased	132,602		—	—	114,652
Investment advisory fee	41,911		92,810	17,531	62,873
Periodic interest on open swap contracts	—		—	—	32,348
Variation margin	—		—	—	5,000
Distribution fee (Class Y)	3,518		13,368	3,622	12,691
Administration fee	4,598		17,782	2,110	13,246
Premium received on open swap contracts	—		—	—	6,932
Transfer agent fee	250		250	250	250
Accrued expenses and other payables	42,096		67,614	25,808	48,522
Total Liabilities	1,940,741		271,069	74,646	838,310
Net Assets	$61,207,966		$228,811,769	$27,132,980	$177,037,015
Composition of Net Assets:
Paid-in-capital	$80,791,051		$359,479,796	$38,600,520	$161,149,423
Net unrealized appreciation (depreciation)	(4,539,537)		14,078,750	1,823,819	9,142,948
Accumulated undistributed net investment income (net investment loss)	1,081,105		155,011	(109,269)	2,313,690
Accumulated net realized gain (loss)	(16,124,653)		(144,901,788)	(13,182,090)	4,430,954
Net Assets	$61,207,966		$228,811,769	$27,132,980	$177,037,015
* Cost	$65,181,093		$206,532,618	$23,859,815	$135,683,074
** Affiliated Cost	$2,081,083		$5,513,382	$1,208,373	$31,797,162
Class X Shares:
Net Assets	$46,179,899		$173,623,643	$12,252,856	$122,938,543
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,726,483		5,984,101	867,496	10,586,628
Net Asset Value Per Share	$12.39		$29.01	$14.12	$11.61
Class Y Shares:
Net Assets	$15,028,067		$55,188,126	$14,880,124	$54,098,472
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,216,563		1,913,891	1,075,269	4,671,514
Net Asset Value Per Share	$12.35		$28.84	$13.84	$11.58

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2010 (unaudited)

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Dividends†	—	—	$—	$1,495,642
Interest†	$177,139	$1,021,673	7,110,177	—
Interest and dividends from affiliates	—	59,986	411,929	1,093
Income from securities loaned - net	—	—	—	24,115
Total Income	177,139	1,081,659	7,522,106	1,520,850
†Net of foreign withholding taxes	—	—	—	96,720
Expenses
Investment advisory fee	337,342	112,218	521,477	222,561
Administration fee	37,483	29,925	99,329	31,237
Distribution fee (Class Y shares)	95,065	73,325	171,143	20,008
Professional fees	24,765	20,942	31,247	26,297
Shareholder reports and notices	36,352	16,226	36,516	20,174
Custodian fees	3,394	3,057	5,800	42,391
Trustees' fees and expenses	2,620	1,680	5,242	1,563
Transfer agent fees and expenses	250	250	250	250
Registration fees	—	—	—	—
Other	6,098	12,238	22,357	11,229
Total Expenses	543,369	269,861	893,361	375,710
Less: amounts waived	(371,568)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(1,200)	(2,127)	(921)
Net Expenses	171,801	268,661	891,234	374,789
Net Investment Income (Loss)	5,338	812,998	6,630,872	1,146,061
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	111	704,434	7,624,158	5,594,275
Investments in affiliates	—	78,125	68,797	—
Futures contracts	—	(55,993)	(277,741)	—
Swap contracts	—	(172,207)	(1,202,588)	—
Options written	—	—	—	(20,534)
Forward foreign currency contracts	—	—	—	(158,552)
Foreign currency translation	—	—	—	(46,266)
Net Realized Gain (Loss)	111	554,359	6,212,626	5,368,923
Change in Unrealized Appreciation/Depreciation on:
Investments	—	259,439	(254,429)	(16,466,287)
Investments in affiliates	—	(37,910)	281,445	—
Futures contracts	—	(63,734)	(1,270,565)	—
Swap contracts	—	(577,986)	(634,815)	—
Options written	—	—	—	23,542
Forward foreign currency contracts	—	—	—	(55,094)
Foreign currency translation	—	—	—	(4,829)
Net Change in Unrealized Appreciation/Depreciation	—	(420,191)	(1,878,364)	(16,502,668)
Net Gain (Loss)	111	134,168	4,334,262	(11,133,745)
Net Increase (Decrease)	$5,449	$947,166	$10,965,134	$(9,987,684)

See Notes to Financial Statements

	European Equity	Capital Opportunities	Aggressive Equity	Strategist
Net Investment Income:
Income
Dividends†	$1,439,600	$903,166	$108,794	$1,067,595
Interest†	—	—	—	732,914
Interest and dividends from affiliates	744	4,693	599	55,947
Income from securities loaned - net	43,518	—	—	—
Total Income	1,483,862	907,859	109,393	1,856,456
†Net of foreign withholding taxes	138,933	25,849	3,129	193
Expenses
Investment advisory fee	310,478	533,614	101,884	402,121
Administration fee	28,550	101,641	12,165	76,594
Distribution fee (Class Y shares)	21,613	76,642	20,616	73,007
Professional fees	30,079	35,184	22,185	32,560
Shareholder reports and notices	8,220	27,754	12,618	29,625
Custodian fees	15,262	16,452	4,390	8,237
Trustees' fees and expenses	1,358	10,856	1,154	4,165
Transfer agent fees and expenses	250	250	250	250
Registration fees	—	705	—	—
Other	9,492	12,097	5,764	18,732
Total Expenses	425,302	815,195	181,026	645,291
Less: amounts waived	(46,054)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(708)	(3,632)	(581)	(22,343)
Net Expenses	378,540	811,563	180,445	622,948
Net Investment Income (Loss)	1,105,322	96,296	(71,052)	1,233,508
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(2,585,109)	15,330,709	2,024,840	5,743,051
Investments in affiliates	—	—	—	16,960
Futures contracts	—	—	—	78,914
Swap contracts	—	—	—	(127,113)
Options written	—	—	—	—
Forward foreign currency contracts	(157,440)	14,807	1,785	274
Foreign currency translation	(68,317)	(29,216)	(4,924)	(289)
Net Realized Gain (Loss)	(2,810,866)	15,316,300	2,021,701	5,711,797
Change in Unrealized Appreciation/Depreciation on:
Investments	(11,531,588)	(34,103,522)	(4,381,475)	(14,652,522)
Investments in affiliates	—	—	—	253,658
Futures contracts	—	—	—	(61,700)
Swap contracts	—	—	—	(327,056)
Options written	—	—	—	—
Forward foreign currency contracts	(28,390)	—	—	—
Foreign currency translation	(3,549)	(333)	(40)	—
Net Change in Unrealized Appreciation/Depreciation	(11,563,527)	(34,103,855)	(4,381,515)	(14,787,620)
Net Gain (Loss)	(14,374,393)	(18,787,555)	(2,359,814)	(9,075,823)
Net Increase (Decrease)	$(13,269,071)	$(18,691,259)	$(2,430,866)	$(7,842,315)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,338	$41,093	$812,998	$1,877,885	$6,630,872	$13,833,429
Net realized gain (loss)	111	3,704	554,359	2,468,081	6,212,626	5,583,226
Net change in unrealized appreciation/depreciation	—	—	(420,191)	(118,469)	(1,878,364)	31,176,875
Net Increase (Decrease)	5,449	44,797	947,166	4,227,497	10,965,134	50,593,530
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(3,742)	(27,542)	(562,429)	(750,368)	(6,824,575)	(5,671,232)
Class Y shares	(3,853)	(13,660)	(1,897,146)	(2,578,098)	(7,792,022)	(6,874,880)
Net realized gain
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	(7,595)	(41,202)	(2,459,575)	(3,328,466)	(14,616,597)	(12,546,112)
Net increase (decrease) from transactions in shares of beneficial interest	(25,584,894)	(61,899,672)	(3,632,596)	(2,885,461)	(22,208,125)	(21,134,851)
Net Increase (Decrease)	(25,587,040)	(61,896,077)	(5,145,005)	(1,986,430)	(25,859,588)	16,912,567
Net Assets:
Beginning of period	165,631,195	227,527,272	77,641,713	79,628,143	262,595,656	245,683,089
End of Period	$140,044,155	$165,631,195	$72,496,708	$77,641,713	$236,736,068	$262,595,656
Accumulated Undistributed Net Investment Income	$1,359	$3,616	$426,339	$2,072,916	$6,000,586	$13,986,311

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,146,061	$2,670,875	$1,105,322	$1,879,463
Net realized gain (loss)	5,368,923	4,675,280	(2,810,866)	(5,368,903)
Net change in unrealized appreciation/depreciation	(16,502,668)	6,249,227	(11,563,527)	21,084,750
Net Increase (Decrease)	(9,987,684)	13,595,382	(13,269,071)	17,595,310
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,869,791)	(2,101,457)	(1,420,614)	(2,185,883)
Class Y shares	(440,577)	(498,225)	(416,655)	(624,553)
Net realized gain
Class X shares	(5,105,356)	(20,597,967)	—	(2,763,964)
Class Y shares	(1,313,510)	(5,301,817)	—	(880,063)
Total Dividends and Distributions	(8,729,234)	(28,499,466)	(1,837,269)	(6,454,463)
Net increase (decrease) from transactions in shares of beneficial interest	1,851,156	13,974,171	(4,205,539)	(6,200,158)
Net Increase (Decrease)	(16,865,762)	(929,913)	(19,311,879)	4,940,689
Net Assets:
Beginning of period	86,566,360	87,496,273	80,519,845	75,579,156
End of Period	$69,700,598	$86,566,360	$61,207,966	$80,519,845
Accumulated Undistributed Net Investment Income	$620,983	$1,785,290	$1,081,105	$1,813,052

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Capital Opportunities		Aggressive Equity
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$96,296	$852,071	$(71,052)	$(43,741)
Net realized gain (loss)	15,316,300	(6,524,739)	2,021,701	26,304
Net change in unrealized appreciation/depreciation	(34,103,855)	124,982,359	(4,381,515)	14,260,270
Net Increase (Decrease)	(18,691,259)	119,309,691	(2,430,866)	14,242,833
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(333,905)	(639,379)	—	—
Class Y shares	—	(66,814)	—	—
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	(333,905)	(706,193)	—	—
Net decrease from transactions in shares of beneficial interest	(18,564,308)	(37,914,310)	(2,874,737)	(4,365,317)
Net Increase (Decrease)	(37,589,472)	80,689,188	(5,305,603)	9,877,516
Net Assets:
Beginning of period	266,401,241	185,712,053	32,438,583	22,561,067
End of Period	$228,811,769	$266,401,241	$27,132,980	$32,438,583
Accumulated Undistributed Net Investment Income (Loss)	$155,011	$392,620	$(109,269)	$(38,217)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,233,508	$2,490,748
Net realized gain (loss)	5,711,797	7,795,921
Net change in unrealized appreciation/depreciation	(14,787,620)	23,313,269
Net Increase (Decrease)	(7,842,315)	33,599,938
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,078,386)	(3,009,491)
Class Y shares	(786,800)	(1,156,509)
Net realized gain
Class X shares	(699,178)	—
Class Y shares	(311,234)	—
Total Dividends and Distributions	(3,875,598)	(4,166,000)
Net decrease from transactions in shares of beneficial interest	(8,713,182)	(19,679,309)
Net Increase (Decrease)	(20,431,095)	9,754,629
Net Assets:
Beginning of period	197,468,110	187,713,481
End of Period	$177,037,015	$197,468,110
Accumulated Undistributed Net Investment Income (Loss)	$2,313,690	$3,945,368

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	3,644,465	14,093,090	73,048	320,280	26,546	217,229
Reinvestment of dividends and distributions	3,742	27,542	73,810	97,959	646,266	574,011
Redeemed	(19,514,432)	(45,050,887)	(243,199)	(379,007)	(899,974)	(1,994,330)
Net increase (Decrease) - Class X	(15,866,225)	(30,930,255)	(96,341)	39,232	(227,162)	(1,203,090)
Amount
Sold	$3,644,465	$14,093,090	$574,368	$2,506,478	$292,687	$2,222,728
Reinvestment of dividends and distributions	3,742	27,542	562,429	750,368	6,824,575	5,671,232
Redeemed	(19,514,432)	(45,050,887)	(1,911,453)	(2,959,936)	(10,008,816)	(20,079,631)
Net increase (Decrease) - Class X	$(15,866,225)	$(30,930,255)	$(774,656)	$296,910	$(2,891,554)	$(12,185,671)
Class Y Shares
Shares
Sold	5,024,477	19,989,089	155,599	525,769	105,050	527,412
Reinvestment of dividends and distributions	3,852	13,660	249,624	337,447	739,983	697,250
Redeemed	(14,746,998)	(50,972,166)	(764,497)	(1,262,117)	(2,556,847)	(2,115,187)
Net increase (Decrease) - Class Y	(9,718,669)	(30,969,417)	(359,274)	(398,901)	(1,711,814)	(890,525)
Amount
Sold	$5,024,477	$19,989,089	$1,215,474	$4,083,133	$1,162,500	$5,391,890
Reinvestment of dividends and distributions	3,852	13,660	1,897,146	2,578,098	7,792,022	6,874,880
Redeemed	(14,746,998)	(50,972,166)	(5,970,560)	(9,843,602)	(28,271,093)	(21,215,950)
Net increase (Decrease) - Class Y	$(9,718,669)	$(30,969,417)	$(2,857,940)	$(3,182,371)	$(19,316,571)	$(8,949,180)

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	33,904	38,571	4,709	24,684
Reinvestment of dividends and distributions	1,047,320	3,071,641	111,246	403,082
Redeemed	(708,394)	(1,464,640)	(358,046)	(793,662)
Net increase (Decrease) - Class X	372,830	1,645,572	(242,091)	(365,896)
Amount
Sold	$285,744	$350,423	$66,323	$337,718
Reinvestment of dividends and distributions	6,975,147	22,699,424	1,420,614	4,949,847
Redeemed	(5,687,580)	(13,246,644)	(5,033,554)	(10,207,492)
Net increase (Decrease) - Class X	$1,573,311	$9,803,203	$(3,546,617)	$(4,919,927)
Class Y Shares
Shares
Sold	21,176	114,210	4,448	9,175
Reinvestment of dividends and distributions	263,773	786,980	32,730	122,926
Redeemed	(204,908)	(308,094)	(79,520)	(221,102)
Net increase (Decrease) - Class Y	80,041	593,096	(42,342)	(89,001)
Amount
Sold	$173,448	$1,092,329	$61,066	$113,978
Reinvestment of dividends and distributions	1,754,087	5,800,042	416,655	1,504,616
Redeemed	(1,649,690)	(2,721,403)	(1,136,643)	(2,898,825)
Net increase (Decrease) - Class Y	$277,845	$4,170,968	$(658,922)	$(1,280,231)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Capital Opportunities		Aggressive Equity
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	11,094	20,590	11,909	30,502
Reinvestment of dividends and distributions	10,719	26,421	—	—
Redeemed	(475,992)	(1,215,413)	(113,844)	(195,172)
Net Decrease - Class X	(454,179)	(1,168,402)	(101,935)	(164,670)
Amount
Sold	$348,155	$531,421	$180,533	$374,527
Reinvestment of dividends and distributions	333,905	639,379	—	—
Redeemed	(14,872,680)	(28,719,023)	(1,752,873)	(2,305,220)
Net Decrease - Class X	$(14,190,620)	$(27,548,223)	$(1,572,340)	$(1,930,693)
Class Y Shares
Shares
Sold	14,822	21,100	21,329	17,153
Reinvestment of dividends and distributions	—	2,776	—	—
Redeemed	(155,579)	(466,830)	(109,599)	(229,185)
Net Decrease - Class Y	(140,757)	(442,954)	(88,270)	(212,032)
Amount
Sold	$441,250	$497,162	$314,200	$238,698
Reinvestment of dividends and distributions	—	66,814	—	—
Redeemed	(4,814,938)	(10,930,063)	(1,616,597)	(2,673,322)
Net Decrease - Class Y	$(4,373,688)	$(10,366,087)	$(1,302,397)	$(2,434,624)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2010	For The Year Ended December 31, 2009
	(unaudited)
Class X Shares
Shares
Sold	40,042	143,881
Reinvestment of dividends and distributions	229,551	274,839
Redeemed	(790,154)	(2,013,942)
Net Decrease - Class X	(520,561)	(1,595,222)
Amount
Sold	$492,928	$1,613,235
Reinvestment of dividends and distributions	2,777,565	3,009,491
Redeemed	(9,929,176)	(22,149,953)
Net Decrease - Class X	$(6,658,683)	$(17,527,227)
Class Y Shares
Shares
Sold	77,735	319,879
Reinvestment of dividends and distributions	90,972	105,907
Redeemed	(333,420)	(611,314)
Net Decrease - Class Y	(164,713)	(185,528)
Amount
Sold	$987,974	$3,458,405
Reinvestment of dividends and distributions	1,098,034	1,156,509
Redeemed	(4,140,507)	(6,766,996)
Net Decrease - Class Y	$(2,054,499)	$(2,152,082)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eight Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991

Limited Duration	May 4, 1999	Capital Opportunities	March 9, 1984

Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999

Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

European Equity	Seeks to maximize the capital appreciation of its investments.

Capital Opportunities	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley Investment Management (the "Transaction"). In contemplation of the Transaction, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") with respect to the High Yield, Income Builder, Dividend Growth, Global Dividend and S&P 500 Index Portfolios (each "affected Portfolio"), pursuant to which substantially all of the assets of each affected Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). On May 11, 2010, the Reorganization was approved by the shareholders of each affected Portfolio at a special meeting of shareholders. On June 1, 2010, the Reorganization was completed and shareholders of each affected Portfolio received shares of the New Fund in exchange for their shares of each affected Portfolio. Accordingly, the financial statements of each affected Portfolio are no longer contained in this report but may be found in the report of their corresponding New Funds.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (7) futures are valued at the latest price published by the commodities exchange on which they trade; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily, to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

F. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITIES	VALUE OF COLLATERAL CASH(1)
European Equity	$1,493,425	$1,617,062

(1)  The Portfolio received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

I. Swaps — Certain Portfolios may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits of underlying issue in which the Portfolio may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Portfolios accrue for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

Certain Portfolios may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. These are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. They generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Portfolio will usually enter into them on a net basis, i.e, the two payment streams

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

are netted out in a cash settlement on the payment date or date specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Portfolio with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Portfolio has an unrealized loss on a swap contract, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

J. Treasury Inflation-Protected Securities — Certain Portfolios may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Portfolio's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended December 31, 2009 remains subject to examination by taxing authorities.

L. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

M. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

N. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

O. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

P. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at fair value:

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Assets:
Repurchase Agreements	$56,831,000	—	$56,831,000	—
Commercial Paper	42,486,511	—	42,486,511	—
Floating Rate Notes — Corporate	17,000,000	—	17,000,000	—
Floating Rate Notes — U.S. Government Agency	8,998,627	—	8,998,627	—
Certificates of Deposit	16,000,000	—	16,000,000	—
Total	$141,316,138	—	$141,316,138	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Limited Duration
Assets:
Corporate Bonds	$42,614,925	—	$42,614,925	—
Foreign Government Obligation	1,548,826	—	1,548,826	—
U.S. Government Agencies & Obligation	7,062,874	—	7,062,874	—
U.S. Government Agencies — Mortgage-Backed Securities	2,938,389	—	2,938,389	—
Asset-Backed Securities	15,542,047	—	15,542,047	—
Collateralized Mortgage Obligation	435,750	—	435,750	—
Commercial Mortgage-Backed Securities	670,442	—	670,442	—
Municipal Bond	299,850	—	299,850	—
Short-Term Investments
U.S. Government Obligations	699,686	—	699,686	—
Investment Company	3,109,366	$3,109,366	—	—
Total Short-Term Investments	3,809,052	3,109,366	699,686	—
Futures	162,069	162,069	—	—
Zero Coupon Swaps	59,664	—	59,664	—
Total	$75,143,888	$3,271,435	$71,872,453	—
Liabilities:
Futures	$(112,324)	$(112,324)	—	—
Interest Rate Swaps	(206,426)	—	$(206,426)	—
Zero Coupon Swaps	(693,278)	—	(693,278)	—
Total	$(1,012,028)	$(112,324)	$(899,704)	—
Income Plus
Assets:
Corporate Bonds	$226,685,835	—	$226,685,835	—
Convertible Bonds	4,209,926	—	4,209,926	—
Commercial Mortgage-Backed Securities	2,341,183	—	2,341,183	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Foreign Government Obligations	$1,947,967	—	$1,947,967	—
Municipal Bond	641,112	—	641,112	—
U.S. Government Agencies — Mortgage-Backed Security	1,609	—	1,609	—
Short-Term Investments
U.S. Government Obligations	1,878,466	—	1,878,466	—
Investment Company	1,137,273	$1,137,273	—	—
Total Short-Term Investments	3,015,739	1,137,273	1,878,466	—
Futures	947,887	947,887	—	—
Credit Default Swaps	31,763	—	31,763	—
Total	$239,823,021	$2,085,160	$237,737,861	—
Liabilities:
Futures	$(994,470)	$(994,470)	—	—
Credit Default Swaps	(136,017)	—	$(136,017)	—
Interest Rate Swaps	(821,020)	—	(821,020)	—
Total	$(1,951,507)	$(994,470)	$(957,037)	—
Global Infrastructure
Long-Term Investments
Common Stocks
Airports	$3,491,117	$910,776	$2,580,341	—
Communications	11,618,392	8,581,367	3,037,025	—
Diversified	3,450,478	2,130,999	1,319,479	—
Oil & Gas Storage & Transportation	24,661,793	17,060,988	7,600,805	—
Ports	1,012,715	165,043	847,672	—
Toll Roads	7,303,753	—	7,303,753	—
Transmission & Distribution	12,108,874	5,570,699	6,538,175	—
Water	3,586,545	983,788	2,602,757	—
Total Common Stocks	67,233,667	35,403,660	31,830,007	—
Investment Company	2,072,728	2,072,728	—	—
Total	$69,306,395	$37,476,388	$31,830,007	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
European Equity Portfolio
Assets:
Common Stocks
Aerospace & Defense	$1,144,326	—	$1,144,326	—
Auto Components	1,074,027	—	1,074,027	—
Automobiles	1,640,649	—	1,640,649	—
Chemicals	1,078,001	—	1,078,001	—
Commercial Banks	8,266,873	—	8,266,873	—
Diversified Telecommunication Services	2,884,139	—	2,884,139	—
Electrical Equipment	1,501,019	—	1,501,019	—
Food & Staples Retailing	1,909,945	—	1,909,945	—
Food Products	3,287,850	—	3,287,850	—
Health Care Equipment & Supplies	922,268	—	922,268	—
Hotels, Restaurants & Leisure	1,020,017	—	1,020,017	—
Industrial Conglomerates	1,861,690	—	1,861,690	—
Insurance	3,415,561	—	3,415,561	—
Machinery	2,496,406	—	2,496,406	—
Media	1,014,439	—	1,014,439	—
Metals & Mining	2,785,427	—	2,785,427	—
Multi-Utilities	1,101,546	—	1,101,546	—
Oil, Gas & Consumable Fuels	6,541,933	—	6,541,933	—
Pharmaceuticals	7,346,626	—	7,346,626	—
Professional Services	975,742	—	975,742	—
Specialty Retail	1,465,900	—	1,465,900	—
Tobacco	3,342,540	—	3,342,540	—
Wireless Telecommunication Services	2,233,748	—	2,233,748	—
Total Common Stocks	59,310,672	—	59,310,672	—
Preferred Stock	1,071,399	—	1,071,399	—
Short-Term Investments
Repurchase Agreement	284,696	—	284,696	—
Investment Company	2,081,083	$2,081,083	—	—
Total Short-Term Investments	2,365,779	2,081,083	284,696	—
Total	$62,747,850	$2,081,083	$60,666,767	—
Liabilities:
Forward Foreign Currency Contracts	$(28,390)	—	$(28,390)	—

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Capital Opportunities
Common Stocks
Air Freight & Logistics	$5,314,885	$5,314,885	—	—
Capital Markets	7,252,096	7,252,096	—	—
Chemicals	5,974,166	5,974,166	—	—
Computers & Peripherals	25,484,404	25,484,404	—	—
Distributors	8,997,816	—	$8,997,816	—
Diversified Financial Services	15,378,462	15,378,462	—	—
Food Products	6,242,747	6,242,747	—	—
Health Care Technology	4,444,373	4,444,373	—	—
Hotels, Restaurants & Leisure	23,848,656	20,613,452	3,235,204	—
Information Technology Services	12,611,597	12,611,597	—	—
Internet & Catalog Retail	14,626,964	14,626,964	—	—
Internet Software & Services	27,992,054	20,305,876	7,686,178	—
Life Sciences Tools & Services	13,767,055	13,767,055	—	—
Oil, Gas & Consumable Fuels	13,979,653	13,979,653	—	—
Professional Services	13,117,607	13,117,607	—	—
Real Estate Management & Development	8,856,951	8,856,951	—	—
Semiconductors & Semiconductor Equipment	4,213,478	4,213,478	—	—
Software	7,042,647	7,042,647	—	—
Total Common Stocks	219,145,611	199,226,413	19,919,198	—
Convertible Preferred Stock	1,465,815	—	—	$1,465,815
Short-Term Investment — Investment Company	5,513,382	5,513,382	—	—
Total	$226,124,808	$204,739,795	$19,919,198	$1,465,815

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Aggressive Equity
Assets:
Common Stocks
Air Freight & Logistics	$610,654	$610,654	—	—
Capital Markets	833,202	833,202	—	—
Chemicals	686,367	686,367	—	—
Computers & Peripherals	3,009,540	3,009,540	—	—
Distributors	1,029,601	—	$1,029,601	—
Diversified Financial Services		1,766,858	1,766,858	—
Food Products	745,485	745,485	—	—
Health Care Technology	510,633	510,633	—	—
Hotels, Restaurants & Leisure	2,845,946	2,459,450	386,496	—
Information Technology Services	1,484,772	1,484,772	—	—
Internet & Catalog Retail	1,680,528	1,680,528	—	—
Internet Software & Services	3,265,181	2,358,209	906,972	—
Life Sciences Tools & Services	1,581,748	1,581,748	—	—
Oil, Gas & Consumable Fuels	1,606,123	1,606,123	—	—
Professional Services	1,507,099	1,507,099	—	—
Real Estate Management & Development	1,017,583	1,017,583	—	—
Semiconductors & Semiconductor Equipment	484,100	484,100	—	—
Software	840,950	840,950	—	—
Total Common Stocks	25,506,370	23,183,301	$2,323,069	—
Convertible Preferred Stocks	177,270	—	—	$177,270
Short-Term Investment — Investment Company	1,208,373	1,208,373	—	—
Total	$26,892,013	$24,391,674	$2,323,069	$177,270

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Strategist
Assets:
Common Stocks
Aerospace & Defense	$4,663,319	$4,663,319	—	—
Automobiles	1,181,913	1,181,913	—	—
Biotechnology	7,589,726	7,589,726	—	—
Capital Markets	1,498,164	1,498,164	—	—
Chemicals	2,344,164	2,344,164	—	—
Commercial Banks	1,431,680	1,431,680	—	—
Commercial Services & Supplies	2,424,662	2,424,662	—	—
Communications Equipment	1,493,831	1,493,831	—	—
Computers & Peripherals	4,770,898	4,770,898	—	—
Consumer Finance	1,625,715	1,625,715	—	—
Diversified Financial Services	4,544,023	4,544,023	—	—
Diversified Telecommunication Services	1,468,248	1,468,248	—	—
Electric Utilities	1,815,260	1,815,260	—	—
Electrical Equipment	1,824,931	1,824,931	—	—
Electronic Equipment, Instruments & Components	711,569	711,569	—	—
Energy Equipment & Services	2,951,245	2,951,245	—	—
Food & Staples Retailing	1,024,499	1,024,499	—	—
Food Products	1,860,787	1,860,787	—	—
Health Care Equipment & Supplies	1,785,793	1,785,793	—	—
Hotels, Restaurants & Leisure	2,207,726	2,207,726	—	—
Hotels/Resorts/Cruiselines	2,998,690	2,998,690	—	—
Household Durables	2,819,973	2,819,973	—	—
Household Products	701,752	701,752	—	—
Industrial Conglomerates	2,309,363	2,309,363	—	—
Information Technology Services	968,921	968,921	—	—
Insurance	2,889,800	2,889,800	—	—
Internet Software & Services	1,195,111	1,195,111	—	—
Life Sciences Tools & Services	1,253,718	1,253,718	—	—
Machinery	2,876,315	2,876,315	—	—
Metals & Mining	3,072,229	3,072,229	—	—

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

		Fair Value Measurements at June 30, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Multiline Retail	$913,900	$913,900	—	—
Oil, Gas & Consumable Fuels	3,006,829	3,006,829	—	—
Pharmaceuticals	4,746,515	4,746,515	—	—
Real Estate Investment Trusts (REITs)	1,313,521	1,313,521	—	—
Real Estate Management & Development	2,604,525	2,604,525	—	—
Semiconductors & Semiconductor Equipment	4,539,518	4,539,518	—	—
Software	6,737,125	6,737,125	—	—
Specialty Retail	2,050,693	2,050,693	—	—
Tobacco	2,677,951	2,677,951	—	—
Water Utilities	1,811,667	1,811,667	—	—
Total Common Stocks	100,706,269	100,706,269	—	—
Corporate Bonds	17,119,916	—	$17,119,916	—
Foreign Government Obligations	403,566	—	403,566	—
U.S. Government Agencies & Obligations	21,265,724	—	21,265,724	—
Asset-Backed Securities	349,492	—	349,492	—
U.S. Government Agencies — Mortgage-Backed Securities	5,380	—	5,380	—
Municipal Bonds	566,749	—	566,749	—
Investment Trusts/Mutual Funds	9,047,467	9,047,467	—	—
Short-Term Investments
U.S. Government Obligation	449,851	—	449,851	—
Investment Company	27,203,151	27,203,151	—	—
Total Short-Term Investments	27,653,002	27,203,151	449,851	—
Futures	99,182	99,182	—	—
Zero Coupon Swaps	16,878	—	16,878	—
Total	$177,233,625	$137,056,069	$40,177,556	—
Liabilities:
Futures	$(101,185)	$(101,185)	—	—
Credit Default Swaps	(20,091)	—	$(20,091)	—
Interest Rate Swaps	(146,693)	—	(146,693)	—
Zero Coupon Swaps	(342,472)	—	(342,472)	—
Total	$(610,411)	$(101,185)	$(509,256)	—

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the Levels as of the end of the period. As of June 30, 2010, securities transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

Capital Opportunities	Aggressive Equity
$9,562,089	$1,098,614

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Capital Opportunities	Aggressive Equity
Beginning Balance	—	—
Net purchases (sales)	$1,465,815	$177,270
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/depreciation	—	—
Realized gains (losses)	—	—
Ending Balance	$1,465,815	$177,270
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2010	—	—

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by certain Portfolios.

Forward Foreign Currency Contracts Certain Portfolios may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the six months ended June 30, 2010, the value of forward foreign currency contracts opened and closed were as follows:

PORTFOLIO	OPEN	CLOSE
Global Infrastructure	$90,497,056	$103,483,267
European Equity	28,263,081	33,076,310
Capital Opportunities	3,636,260	8,983,777
Aggressive Equity	434,409	1,259,157
Strategist	—	11,170

Futures Certain Portfolios may purchase and sell interest rate, Eurodollar and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased. These futures involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

Transactions in futures contracts for the six months ended June 30, 2010, were as follows:

Limited Duration
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	243
Futures opened	881
Futures closed	(930)
Futures, outstanding at end of the period	194
Income Plus
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	864
Futures opened	3,146
Futures closed	(3,063)
Futures, outstanding at end of the period	947
Strategist
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	73
Futures opened	421
Futures closed	(371)
Futures, outstanding at end of the period	123

Options For hedging and investment purposes, certain Portfolios may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Portfolio and the price of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option.

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

Transactions in options for the six months ended June 30, 2010, were as follows:

Global Infrastructure
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	595	$29,784
Options written	1,243	34,530
Options closed	(1,168)	(39,436)
Options expired	(670)	(24,878)
Options written, outstanding at end of period	—	$—

Swaps Certain Portfolios may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. These transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

Certain Portfolios may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if the Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

Transactions in swap contracts for the six months ended June 30, 2010, were as follows:

Limited Duration
NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	$24,683
Swaps opened	25,275
Swaps closed	(33,549)
Swaps, outstanding at end of period	$16,409

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

Income Plus
NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	$5,665
Swaps opened	96,621
Swaps closed	(73,066)
Swaps, outstanding at end of period	$29,220
Strategist

	NOTIONAL AMOUNT (000'S)		NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period		—	$18,882
Swaps opened	CAD	1,910	33,101
Swaps closed		—	(42,471)
Swaps, outstanding at end of period	CAD	1,910	$9,512

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2010.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Limited	Interest Rate	Variation margin	$162,069	†	Variation margin	$(112,324)†
Duration	Risk	Unrealized appreciation on open swap contracts	59,664		Unrealized depreciation on open swap contracts	(899,704)
			$221,733			$(1,012,028)
Income Plus	Interest Rate	Variation margin	$947,887	†	Variation margin	$(994,470)†
	Risk	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	$(821,020)
	Credit Risk	Unrealized appreciation on open swap contracts	31,763		Unrealized depreciation on open swap contracts	(136,017)
			$979,650			$(1,951,507)
European	Foreign	Unrealized appreciation	—		Unrealized appreciation
Equity	Currency Risk	on open forward foreign currency contracts	—		on open forward foreign currency contracts	$(28,390)
			—			$(28,390)

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Strategist	Interest Rate	Variation Margin	$99,182	†	Variation Margin	$(101,185)†
	Risk	Unrealized appreciation on open swap contracts	16,878		Unrealized depreciation on open swap contracts	(489,165)
	Credit Risk	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	(20,091)
			$116,060			$(610,441)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended June 30, 2010.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	FORWARD FOREIGN CURRENCY
Limited Duration	Interest Rate Risk	$(55,993)	$(172,207)	—	—
Income Plus	Interest Rate Risk	$(277,741)	$(1,051,427)	—	—
	Credit Risk	—	(151,161)	—	—
	Total	$(277,741)	$(1,202,588)	—	—
Global Infrastructure	Equity Risk	—	—	$(20,534)	—
	Foreign Exchange Risk	—	—	—	$(158,552)
	Total	—	—	$(20,534)	$(158,552)
European Equity	Foreign Currency Risk	—	—	—	$(157,440)
Capital Opportunities	Foreign Currency Risk	—	—	—	$14,807
Aggressive Equity	Foreign Currency Risk	—	—	—	$1,785
Strategist	Interest Rate Risk	$78,914	$(122,243)	—	—
	Credit Risk	—	(4,870)	—	—
	Foreign Currency Risk	—	—	—	274
	Total	$78,914	$(127,113)	—	$274

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	FORWARD FOREIGN CURRENCY
Limited Duration	Interest Rate Risk	$(63,734)	$(577,986)	—	—
Income Plus	Interest Rate Risk	$(1,270,565)	$(821,020)	—	—
	Credit Risk	—	186,205	—	—
	Total	$(1,270,565)	$(634,815)
Global Infrastructure	Foreign Currency Risk	—	—	—	$(55,094)
	Equity Risk	—	—	$23,542
	Total	—	—	$23,542	$(55,094)
European Equity	Foreign Currency Risk	—	—	—	$(28,390)
Strategist	Interest Rate Risk	$(61,700)	$(330,763)	—	—
	Credit Risk	—	$3,707	—	—
	Total	$(61,700)	$(327,056)	—	—

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

$2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.745% to the portion of the daily net assets in excess of $3 billion.

Capital Opportunities — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides, Global Infrastructure, and European Equity with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from each Portfolio.

The Investment Adviser has voluntarily agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2010, the Distributor waived $95,065 and the Investment Adviser waived $276,503. The fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Portfolios are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolio in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended June 30, 2010, the tables below identify, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, that amount by which that Portfolio's advisory fees were reduced in relation to that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

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Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCTION
Limited Duration	$1,245	$1,200
Income Plus	2,028	2,127
Global Infrastructure	1,093	921
European Equity	744	708
Capital Opportunities	4,693	3,632
Aggressive Equity	599	581
Strategist	23,591	22,343

During the six months ended June 30, 2010, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Limited Duration	$24,052,675	$22,904,124
Income Plus	40,100,577	44,581,754
Global Infrastructure	18,981,826	17,188,018
European Equity	7,265,766	8,820,703
Capital Opportunities	23,398,719	25,393,602
Aggressive Equity	4,656,690	4,263,748
Strategist	9,319,100	20,112,708

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2010 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Money Market	—	—	$11,078,873,542	$11,103,542,222
Limited Duration	$20,382,596	$29,651,009	23,607,091	18,230,014
Income Plus	—	19	72,552,308	96,211,656
Global Infrastructure	—	—	107,456,293	115,568,528
European Equity	—	—	12,313,760	15,793,215
Capital Opportunities	—	—	26,193,158	45,831,489
Aggressive Equity	—	—	3,130,183	6,776,530
Strategist	10,457,844	11,711,165	29,084,397	28,653,493

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	PURCHASES	SALES/ MATURITIES	NET REALIZED GAINS(LOSS)	INCOME	VALUE
Limited Duration	MetLife Global	—	—	—	$14,774	$533,150
Income Plus	Allstate Corp. (The)	—	—	—	31,160	991,646
	MetLife, Inc.	—	—	—	84,221	2,181,584
Strategist	Allstate Corp. (The)	—	—	—	1,855	59,027
	MetLife, Inc.	$86,929	$168,463	$13,076	1,939	101,333

For the six months ended June 30, 2010, the following Portfolios had transactions with Citigroup, Inc. an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN	INCOME	VALUE
Limited Duration	$625,031	$2,629,009	$78,125	$43,967	$1,229,311
Income Plus	589,815	383,226	68,797	294,520	8,446,798
Strategist	1,501,056	58,951	3,884	28,562	3,956,277

For the six months ended June 30, 2010, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Distributor, Sub-Adviser, and Administrator for portfolio transactions executed on behalf of each Portfolio:

EUROPEAN EQUITY	STRATEGIST
$433	$17,898

For the six months ended June 30, 2010, the following Portfolios incurred brokerage commissions with Citigroup, Inc., an affiliate of the Investment Adviser, Distributor, Sub-Adviser, and Administrator for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$65	$143	$17	$235

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Distributor, and Sub-Adviser is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2010, included in "trustees' fees and expenses" in the Statement of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statement of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE
$118	$450	$1,387	$236
EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$102	$3,356	$213	$1,433

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE
$5,753	$2,998	$9,974	$3,036
EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$2,736	$10,496	$1,246	$7,836

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2009, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2010	2011	2012	2013	2014	2015	2016	2017	TOTAL
Limited Duration	$328	$1,546	$4,026	$1,267	$2,232	$1,063	$17,119	$8,980	$36,561
Income Plus	15,205	—	—	—	—	5,172	19,232	—	39,609
European Equity	—	—	—	—	—	—	—	11,893	11,893
Capital Opportunities	130,806	—	—	—	—	—	20,502	7,587	158,895
Aggressive Equity	13,085	—	—	—	—	—	1,612	412	15,109
Strategist	—	—	—	—	—	—	158	—	158

At December 31, 2009, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

TEMPORARY DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES
Limited Duration	•
Income Plus		•
Global Infrastructure	•	•
European Equity	•	•
Capital Opportunities	•	•
Aggressive Equity	•	•
Strategist	•	•

Additionally, the following Portfolios had other temporary differences: Global Infrastructure — income from the mark-to-market of forward foreign currency contracts; Global Infrastructure and European Equity — foreign tax credit pass-through; Limited Duration, Income Plus and Strategist — capital gain/loss from the mark-to-market of futures contracts and/or options contracts. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Limited Duration, Income Plus and Strategist. The following Portfolios had temporary and/or

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

permanent differences attributable to tax adjustment on swaps: Limited Duration, Income Plus and Strategist. The following Portfolios had temporary and permanent differences attributable to tax adjustments on passive foreign investment companies held/sold: Global Infrastructure and Strategist.

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

At June 30, 2010, European Equity's investments in securities of issuers in the United Kingdom and Germany represented 44.6% and 16.9%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2010 (unaudited) continued

about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

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Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2005	$1.00	$0.030		—	$0.030		$(0.030)		—	$(0.030)
2006	1.00	0.045		$0.005	0.050		(0.050)		—	(0.050)
2007	1.00	0.050		—	0.050		(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—	(0.020)
2009	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010 ^	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
CLASS Y SHARES
2005	1.00	0.030		—	0.030		(0.030)		—	(0.030)
2006	1.00	0.043		(0.003)	0.040		(0.040)		—	(0.040)
2007	1.00	0.050		—	0.050		(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—	(0.020)
2009	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010 ^	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
LIMITED DURATION CLASS X SHARES
2005	9.74	0.31		(0.13)	0.18		(0.38)		—	(0.38)
2006	9.54	0.40		0.00	0.40		(0.45)		—	(0.45)
2007	9.49	0.47		(0.19)	0.28		(0.50)		—	(0.50)
2008	9.27	0.36		(1.72)	(1.36)		(0.15)		—	(0.15)
2009	7.76	0.20		0.24	0.44		(0.36)		—	(0.36)
2010 ^	7.84	0.09		0.01	0.10		(0.28)		—	(0.28)
CLASS Y SHARES
2005	9.73	0.28		(0.14)	0.14		(0.35)		—	(0.35)
2006	9.52	0.37		0.01	0.38		(0.42)		—	(0.42)
2007	9.48	0.44		(0.19)	0.25		(0.47)		—	(0.47)
2008	9.26	0.34		(1.73)	(1.39)		(0.14)		—	(0.14)
2009	7.73	0.18		0.24	0.42		(0.34)		—	(0.34)
2010 ^	7.81	0.08		0.02	0.10		(0.26)		—	(0.26)
INCOME PLUS CLASS X SHARES
2005	10.68	0.51		(0.15)	0.36		(0.55)		—	(0.55)
2006	10.49	0.51		0.05	0.56		(0.54)		—	(0.54)
2007	10.51	0.53		0.08	0.61		(0.56)		—	(0.56)
2008	10.56	0.53		(1.46)	(0.93)		(0.18)		—	(0.18)
2009	9.45	0.57		1.50	2.07		(0.53)		—	(0.53)
2010 ^	10.99	0.30		0.18	0.48		(0.70)		—	(0.70)

See Notes to Financial Statements

						RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2005		$1.00	2.79%		$144,352	0.54%		2.74%		—		N/A
2006		1.00	4.61		132,690	0.55		4.53		—		N/A
2007		1.00	4.93	(d)	111,478	0.55		4.79		—		N/A
2008		1.00	2.45		115,415	0.57		2.40		—		N/A
2009		1.00	0.03		84,486	0.40	(f)(g)	0.03	(f)(g)	—		N/A
2010	^	1.00	0.01	(k)	68,619	0.23	(l)(g)	0.01	(l)(g)	—		N/A
CLASS Y SHARES
2005		1.00	2.53		97,936	0.79		2.49		—		N/A
2006		1.00	4.35		102,296	0.80		4.28		—		N/A
2007		1.00	4.67	(d)	101,524	0.80		4.54		—		N/A
2008		1.00	2.19		112,113	0.82		2.15		—		N/A
2009		1.00	0.01		81,145	0.41	(f)(g)	0.01	(f)(g)	—		N/A
2010	^	1.00	0.01	(k)	71,425	0.23	(l)(g)	0.01	(l)(g)	—		N/A
LIMITED DURATION CLASS X SHARES
2005		9.54	1.87		42,872	0.45		3.17		—		56%
2006		9.49	4.28		34,047	0.47		4.18		—		51
2007		9.27	2.95		26,214	0.47		4.95		—		49
2008		7.76	(14.91)		16,405	0.48	(h)	4.27	(h)	0.01%		54
2009		7.84	5.76		16,889	0.49	(h)	2.61	(h)	0.00	(i)	105
2010	^	7.66	1.30	(k)	15,772	0.52	(h)(l)	2.37	(h)(l)	0.01	(l)	60	(k)
CLASS Y SHARES
2005		9.52	1.51		126,020	0.70		2.92		—		56
2006		9.48	4.03		114,818	0.72		3.93		—		51
2007		9.26	2.80		101,066	0.72		4.70		—		49
2008		7.73	(15.22)		63,223	0.73	(h)	4.02	(h)	0.01		54
2009		7.81	5.56		60,753	0.74	(h)	2.36	(h)	0.00	(i)	105
2010	^	7.65	1.29	(k)	56,724	0.77	(h)(l)	2.12	(h)(l)	0.01	(l)	60	(k)
INCOME PLUS CLASS X SHARES
2005		10.49	3.33		235,256	0.54		4.80		—		57
2006		10.51	5.69		183,594	0.56		4.95		—		38
2007		10.56	5.99		155,879	0.55		5.02		—		125
2008		9.45	(8.92)		109,833	0.55	(h)	5.34	(h)	0.00	(i)	55
2009		10.99	22.57		114,488	0.56	(h)	5.64	(h)	0.00	(i)	75
2010	^	10.77	4.52	(k)	109,769	0.58	(h)(l)	5.48	(h)(l)	0.00	(i)(l)	30	(k)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2005	$10.67	$0.48	$(0.16)	$0.32	$(0.52)	—	$(0.52)
2006	10.47	0.49	0.05	0.54	(0.52)	—	(0.52)
2007	10.49	0.50	0.08	0.58	(0.53)	—	(0.53)
2008	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010 ^	10.95	0.29	0.17	0.46	(0.67)	—	(0.67)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2005	14.73	0.37	1.77	2.14	(0.37)	—	(0.37)
2006	16.50	0.36	2.95	3.31	(0.37)	—	(0.37)
2007	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010 ^	8.68	0.12	(1.18)	(1.06)	(0.25)	(0.69)	(0.94)
CLASS Y SHARES
2005	14.72	0.33	1.77	2.10	(0.33)	—	(0.33)
2006	16.49	0.32	2.95	3.27	(0.33)	—	(0.33)
2007	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010 ^	8.64	0.11	(1.16)	(1.05)	(0.23)	(0.69)	(0.92)
EUROPEAN EQUITY CLASS X SHARES
2005	18.47	0.30	1.28	1.58	(0.23)	—	(0.23)
2006	19.82	0.36	5.55	5.91	(0.39)	—	(0.39)
2007	25.34	0.47	3.48	3.95	(0.46)	—	(0.46)
2008	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010 ^	15.42	0.22	(2.86)	(2.64)	(0.39)	—	(0.39)
CLASS Y SHARES
2005	18.37	0.25	1.26	1.51	(0.18)	—	(0.18)
2006	19.70	0.29	5.54	5.83	(0.34)	—	(0.34)
2007	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010 ^	15.35	0.20	(2.85)	(2.65)	(0.35)	—	(0.35)

See Notes to Financial Statements

						RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2005		$10.47	3.08%		$197,968	0.79%		4.55%		—		57%
2006		10.49	5.34		210,681	0.81		4.70		—		38
2007		10.54	5.73		196,774	0.80		4.77		—		125
2008		9.42	(9.11)		135,850	0.80	(h)	5.09	(h)	0.00	%(i)	55
2009		10.95	22.29		148,108	0.81	(h)	5.39	(h)	0.00	(i)	75
2010	^	10.74	4.35	(k)	126,967	0.83	(h)(l)	5.23	(h)(l)	0.00	(i)(l)	30	(k)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2005		16.50	14.62		154,413	0.70		2.31		—		29
2006		19.44	20.32		142,721	0.71		2.05		—		19
2007		20.66	20.34		133,507	0.70		1.90		—		8
2008		11.30	(33.27)		70,951	0.74	(h)	2.46	(h)	0.00	(i)	76
2009		8.68	19.26		68,748	0.96	(h)	3.37	(h)	0.00	(i)	280
2010	^	6.68	(12.15	)(k)	55,428	0.91	(h)(l)	2.99	(h)(l)	0.00	(i)(l)	142	(k)
CLASS Y SHARES
2005		16.49	14.35		33,068	0.95		2.06		—		29
2006		19.43	20.03		34,305	0.96		1.80		—		19
2007		20.65	20.04		31,780	0.95		1.65		—		8
2008		11.27	(33.45)		16,545	0.99	(h)	2.21	(h)	0.00	(i)	76
2009		8.64	18.83		17,818	1.21	(h)	3.12	(h)	0.00	(i)	280
2010	^	6.67	(12.10	)(k)	14,273	1.16	(h)(l)	2.74	(h)(l)	0.00	(i)(l)	142	(k)
EUROPEAN EQUITY CLASS X SHARES
2005		19.82	8.69		144,969	1.02	(j)	1.60	(j)	—		61
2006		25.34	30.21		142,000	1.00	(j)	1.59	(j)	—		62
2007		28.83	15.59		127,071	1.00	(j)	1.73	(j)	—		41
2008		13.32	(42.70)		57,734	1.00	(h)(j)	3.01	(h)(j)	0.00	(i)	15
2009		15.42	27.73		61,197	1.00	(h)(j)	2.67	(h)(j)	0.00	(i)	26
2010	^	12.39	(17.16	)(k)	46,180	1.00	(h)(j)(l)	3.16	(h)(j)(l)	0.00	(i)(l)	18	(k)
CLASS Y SHARES
2005		19.70	8.36		39,404	1.27	(j)	1.35	(j)	—		61
2006		25.19	29.88		45,637	1.25	(j)	1.34	(j)	—		62
2007		28.65	15.34		40,721	1.25	(j)	1.48	(j)	—		41
2008		13.24	(42.84)		17,845	1.25	(h)(j)	2.76	(h)(j)	0.00	(i)	15
2009		15.35	27.41		19,323	1.25	(h)(j)	2.42	(h)(j)	0.00	(i)	26
2010	^	12.35	(17.27	)(k)	15,028	1.25	(h)(j)(l)	2.91	(h)(j)(l)	0.00	(i)(l)	18	(k)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
CAPITAL OPPORTUNITIES CLASS X SHARES
2005	$24.07	$0.00	$4.39	$4.39	—	—	—
2006	28.46	0.02	1.15	1.17	—	—	—
2007	29.63	0.21	5.57	5.78	$(0.18)	—	$(0.18)
2008	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010 ^	31.42	0.02	(2.37)	(2.35)	(0.06)	—	(0.06)
CLASS Y SHARES
2005	24.03	(0.06)	4.37	4.31	—	—	—
2006	28.34	(0.05)	1.14	1.09	—	—	—
2007	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010 ^	31.21	(0.02)	(2.35)	(2.37)	—	—	—
AGGRESSIVE EQUITY CLASS X SHARES
2005	11.18	(0.03)	2.62	2.59	—	—	—
2006	13.77	(0.04)	1.12	1.08	—	—	—
2007	14.85	0.06	2.86	2.92	—	—	—
2008	17.77	(0.04)	(8.63)	(8.67)	(0.03)	—	(0.03)
2009	9.07	0.00	6.30	6.30	—	—	—
2010 ^	15.37	(0.03)	(1.22)	(1.25)	—	—	—
CLASS Y SHARES
2005	11.09	(0.06)	2.58	2.52	—	—	—
2006	13.61	(0.07)	1.11	1.04	—	—	—
2007	14.65	0.02	2.82	2.84	—	—	—
2008	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009	8.92	(0.03)	6.19	6.16	—	—	—
2010 ^	15.08	(0.04)	(1.20)	(1.24)	—	—	—
STRATEGIST CLASS X SHARES
2005	16.60	0.30	0.96	1.26	(0.32)	$(1.49)	(1.81)
2006	16.05	0.41	1.86	2.27	(0.44)	(1.35)	(1.79)
2007	16.53	0.46	0.92	1.38	(0.46)	(1.90)	(2.36)
2008	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010 ^	12.40	0.08	(0.60)	(0.52)	(0.20)	(0.07)	(0.27)

See Notes to Financial Statements

						RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
CAPITAL OPPORTUNITIES CLASS X SHARES
2005		$28.46	18.16%		$485,662	0.53%		0.02%		—		72%
2006		29.63	4.18		370,757	0.54		0.06		—		111
2007		35.23	19.54		331,243	0.54		0.66		—		55
2008		18.41	(47.62)		140,041	0.55	(h)	0.08	(h)	0.01%		33
2009		31.42	71.32		202,279	0.55	(h)	0.44	(h)	0.00	(i)	23
2010	^	29.01	(7.51	)(k)	173,624	0.58	(h)(l)	0.13	(h)(l)	0.00	(i)(l)	11	(k)
CLASS Y SHARES
2005		28.34	17.89		123,803	0.78		(0.23)		—		72
2006		29.43	3.92		113,707	0.79		(0.19)		—		111
2007		35.06	19.24		107,710	0.79		0.41		—		55
2008		18.29	(47.75)		45,671	0.80	(h)	(0.17	)(h)	0.01		33
2009		31.21	70.85		64,122	0.80	(h)	0.19	(h)	0.00	(i)	23
2010	^	28.84	(7.63	)(k)	55,188	0.83	(h)(l)	(0.12	)(h)(l)	0.00	(i)(l)	11	(k)
AGGRESSIVE EQUITY CLASS X SHARES
2005		13.77	23.17		37,130	0.86		(0.29)		—		85
2006		14.85	7.84		30,720	0.85		(0.27)		—		59
2007		17.77	19.66		26,035	0.87		0.34		—		56
2008		9.07	(48.86)		10,289	0.90	(h)	(0.29	)(h)	0.00	(i)	33
2009		15.37	69.46		14,898	1.01	(h)	(0.02	)(h)	0.01		23
2010	^	14.12	(8.13	)(k)	12,253	1.05	(h)(l)	(0.33	)(h)(l)	0.00	(i)(l)	11	(k)
CLASS Y SHARES
2005		13.61	22.72		30,283	1.11		(0.54)		—		85
2006		14.65	7.64		32,039	1.10		(0.52)		—		59
2007		17.49	19.39		29,837	1.12		0.09		—		56
2008		8.92	(49.00)		12,272	1.15	(h)	(0.54	)(h)	0.00	(i)	33
2009		15.08	69.06		17,541	1.26	(h)	(0.27	)(h)	0.01		23
2010	^	13.84	(8.22	)(k)	14,880	1.30	(h)(l)	(0.58	)(h)(l)	0.00	(i)(l)	11	(k)
STRATEGIST CLASS X SHARES
2005		16.05	8.32		289,876	0.54		1.84		—		46
2006		16.53	15.01		258,164	0.55		2.53		—		36
2007		15.55	8.63		217,265	0.54		2.84		—		34
2008		10.60	(23.98)		134,668	0.54	(h)	2.28	(h)	0.02		52
2009		12.40	19.74		137,731	0.55	(h)	1.41	(h)	0.03		96
2010	^	11.61	(4.31	)(k)	122,939	0.57	(h)(l)	1.37	(h)(l)	0.03	(l)	25	(k)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2005	$16.58	$0.26	$0.96	$1.22	$(0.28)	$(1.49)	$(1.77)
2006	16.03	0.37	1.86	2.23	(0.40)	(1.35)	(1.75)
2007	16.51	0.42	0.92	1.34	(0.42)	(1.90)	(2.32)
2008	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010 ^	12.35	0.07	(0.60)	(0.53)	(0.17)	(0.07)	(0.24)

  ^  For the six months ended June, 30, 2010 (unaudited).

  (a)  The per share amounts were computed using an average number of shares outstanding during the period.

  (b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

  (c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (d)  The Investment Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments. Without this reimbursement, the total return was 4.79% and 4.52% for Class X and Y, respectively.

  (e)  Amount is less than $0.001.

  (f)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

  (g)  If the Portfolio had borne all expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2010
Class X	0.60%	(0.36)%
Class Y	0.85	(0.61)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

  (h)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (i)  Amount is less than 0.005%.

See Notes to Financial Statements

						RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2005		$16.03	8.06%		$98,066	0.79%		1.59%		—		46%
2006		16.51	14.75		101,878	0.80		2.28		—		36
2007		15.53	8.37		88,651	0.79		2.59		—		34
2008		10.56	(24.20)		53,046	0.79	(h)	2.03	(h)	0.02%		52
2009		12.35	19.44		59,737	0.80	(h)	1.16	(h)	0.03		96
2010	^	11.58	(4.40	)(k)	54,098	0.82	(h)(l)	1.12	(h)(l)	0.03	(l)	25	(k)

  (j)  If the Portfolio had borne all expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2010
Class X	1.13%	3.03%
Class Y	1.38	2.78
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44
December 31, 2006
Class X	1.07	1.52
Class Y	1.32	1.27
June 1 through December 31, 2005
Class X	1.06	1.56
Class Y	1.31	1.31

  (k)  Not annualized.

  (l)  Annualized.

(This page has been left blank intentionally.)

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Randy Takian President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company, Inc. Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Legal Counsel	Counsel to the Independent Trustees
Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Investment Adviser	Sub-Adviser (Global Infrastructure and European Equity)
Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036	Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

#40113A

VARINSAN
IU10-03021P-Y06/10

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2010